Registration No. 333-00101

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        POST-EFFECTIVE AMENDMENT NO. 10 TO
                                    FORM S-6

                     FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                  OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2

        PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                            (Exact Name of Depositor)

                          The Principal Financial Group
                           Des Moines, Iowa 50392-0100
               (Address of Depositor's Principal Executive Offices)

                                 Sarah J. Pitts
                     Principal Life Insurance Company
                          The Principal Financial Group
                             Des Moines, Iowa 50392-0300
                     (Name and address of agent for service)
              Telephone Number, Including Area Code: (515) 247-5111

                   Please send copies of all communications to

                                 J. Sumner Jones
                                 Jones & Blouch
                                 Suite 405 West
                        1025 Thomas Jefferson Street, NW
                            Washington, DC 20007-0805

It is proposed that this filing will become effective (check appropriate box)

     _____ immediately upon filing pursuant to paragraph (b) of Rule 485

     _____ on (date) pursuant to paragraph (b) of Rule 485

     _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     __X__ on (date) pursuant to paragraph (a)(1) of Rule 485


     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of  Securities:  PrinFlex Life Insurance  Policy.

                        PRINCIPAL LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6
                              Cross Reference Sheet

    Items of
   Form N-8B-2               Captions in Prospectus

        1..............  Cover Page

        2..............  The Company

        3..............  Not Applicable

        4..............  Distribution of the Policy

        5..............  Principal Life Insurance Company Variable Life
                         Separate Account

        6(a)...........  Not Applicable

        6(b)...........  Not Applicable

        7..............  Not Required

        8..............  Not Required

        9..............  Legal Proceedings

        10(a)..........  Ownership, Beneficiaries, Assignment

        10(b)..........  Policy Values; Participating Policy

        10(c), 10(d)...  Summary (Transfers; Policy Loans;
                         Surrenders, Charges and Deductions; Maturity Proceeds; Death Benefits and Proceeds, Termination and Reinstatement; Ten Day Examination Offer); Ten Day Examination Offer; Investment Account Transfers; Policy Loans; Death Benefits and Rights; Charges and Deductions (Transaction Fees, Surrender Charge)
                         Policy Termination  and Reinstatement

        10(e)..........  Summary (Termination and Reinstatement); Policy
                         Termination and Reinstatement; Registration Statement

        10(f)..........  Other Matters (Voting Rights)

        10(g)(1),
        10(g)(2),
        10(h)(1),
        10(h)(2).......  Principal Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion or Substitution of Investments; The Contract)

        10(g)(3),
        10(g)(4),
        10(h)(3),
        10(h)(4).......  Not Applicable

        10(i)..........  Principal Life Insurance Company Variable Life
                         Separate Account, The Policy;
                         Death Benefits and Rights;
                         General Provisions (Addition, Deletion or Substitution of Investments; Optional Insurance Benefits; Benefit Payment Options); Federal Tax Matters

        11.............  Principal Life Insurance Company Variable Life
                         Separate Account; General
                         Provisions (Addition, Deletion or Substitution of Investments)

        12(a)..........  Cover page

        12(b)..........  Principal Life Insurance Company Variable Life
                         Separate Account

        12(c)..........  Not Applicable

        12(d)..........  Distribution of the Policy

        12(e)..........  Not Applicable

        13(a)..........  Summary (Charges and Deductions); Principal Life
                         Insurance Company Variable Life Separate Account; Charges and Deductions; Distribution of the Policy

        13(b), 13(c),
        13(d), 13(e),
        13(f), 13(g)...  Not Applicable

        14.............  Distribution of the Policy

        15.............  Summary (Premiums); The Policy (To Buy a Policy)

        16.............  Summary (The Policy); Principal Life Insurance
                         Company Variable Life Separate Account; The Policy (Allocation of Premiums; Policy Values, Investment Account Transfers, Fixed Account Transfers, Automatic Portfolio Rebalancing, Policy Loans, Loan Account, Surrenders); General Provisions (Addition, Deletion or Substitution of Investments)

        17(a), 17(b),
        17(c)..........  Captions referenced under Items 10(c), 10(d), 10(e), and 10(i) above

        18(a)..........  Summary (Policy Value); The Policy

        18(b)..........  Not Applicable

        18(c)..........  Values and Policy Features While the Policy is in Force

        18(d)..........  Not Applicable

        19.............  Other Matters (Voting Rights; Statement of Values)

        20(a), 20(b)...  Principal Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion or Substitution of Investments); Other Matters (Voting Rights)

        20(c), 20(d),
        20(e), 20(f)...  Not Applicable

        21(a), 21(b)...  Summary (Policy Loans); The Policy
                         (Policy Loans)

        21(c)..........  Not Applicable

        22.............  General Provisions (The Contract; Incontestability)

        23.............  Not Applicable

        24.............  Charges and Deductions (Special Provisions for Group or
                         Sponsored Arrangements)

        25.............  The Company

        26.............  Not Applicable

        27.............  The Company

        28.............  Officers and Directors of Principal Life
                         Insurance Company

        29.............  The Company

        30.............  Not Applicable

        31.............  Not Applicable

        32.............  Not Applicable

        33.............  Not Applicable

                                PrinFlex Life(R)
            Flexible Premium Variable Universal Life Insurance Policy

The PrinFlex Life(R) Flexible Variable Universal Life Insurance Policy (the "Policy") is issued by Principal Life Insurance Company (the "Company"). The Policy provides: o a death benefit payable on the death of the insured; o Policy loans; and o a net surrender value which may be accessed by a partial or total surrender of the Policy.

This prospectus provides information that you should know before buying a Policy. It is accompanied by a current prospectus for the underlying mutual funds that are available under the Policy. Please read these prospectuses carefully and keep them for future reference.

The investment options available under the Policy are:

Principal Variable Contracts Fund, Inc.
     Asset Allocation Account
     Balanced Account
     Bond Account
     Capital Value Account
     Equity Growth Account(1)
     Government Securities Account
     Growth Account
     International Account
     International SmallCap Account
     LargeCap Growth Account*
     LargeCap Stock Index Account
     MicroCap Account
     MidCap Account
     MidCap Growth Account
     MidCap Growth Equity Account*
     MidCap Value Account*
     Money Market Account
     Real Estate Account
     SmallCap Account
     SmallCap Growth Account
     SmallCap Value Account
     Utilities Account
AIM VI Growth Fund*
     AIM VI Growth and Income Fund*
AIM VI Value Fund*
American Century Variable Portfolios, Inc.
     VP Income & Growth*
     VP Ultra*
Dreyfus Investment Portfolios
     Founders Discovery Portfolio*
Fidelity Variable Insurance Products Fund II
     Contrafund Portfolio
Fidelity Variable Insurance Products Fund
     Equity-Income Portfolio
High Income Portfolio
Invesco VIF Dynamics Fund*
Invesco VIF Health Sciences Fund*
Invesco VIF Small Company Growth*
Invesco VIF Technology Fund*
Janus Aspen Series
     Aggressive Growth Portfolio*
Putnam Variable Trust
Global Asset Allocation Fund
     Vista Fund
     Voyager Fund

* Available beginning May 21, 2001 in states where permissible. Please consult your sales representative for availability.

(1)  Previously "Aggressive Growth Account."

As in the case of other life insurance Policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage.

This Policy is NOT:
o    a bank deposit
o    endorsed by a bank or government agency
o    federally insured
The Policy involves investment risk, including possible loss of principal.

You should be aware that the Securities and Exchange Commission ("SEC") has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It is a criminal offense to say otherwise.

                            This prospectus is dated
                                  May 1, 2001.


                                TABLE OF CONTENTS

GLOSSARY  .....................................................................
SUMMARY .......................................................................
CONDENSED FINANCIAL INFORMATION ...............................................
THE COMPANY ...................................................................
PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT................
THE UNDERLYING MUTUAL FUNDS....................................................
THE POLICY.....................................................................
     To Buy a Policy...........................................................
     Payment of Premiums.......................................................
     Premium Limitations.......................................................
     Allocation of Premiums....................................................
     Ten Day Examination Offer.................................................
     Policy Values.............................................................
     Divisions of the Separate Account Transfers...............................
     Fixed Account Transfers...................................................
     Automatic Portfolio Re-Balancing..........................................
     Policy Loans..............................................................
     Loan Account..............................................................
     Surrenders................................................................
DEATH BENEFITS AND RIGHTS......................................................
     Death Proceeds............................................................
     Death Benefit Option......................................................
     Change in Death Benefit Option............................................
     Adjustment Options........................................................
CHARGES AND DEDUCTIONS.........................................................
     Premium Expense Charge....................................................
     Monthly Policy Charge.....................................................
     Cost of Insurance Charge..................................................
     Administration Charge.....................................................
Mortality and Expense Risks Charge.............................................
     Transaction Fees..........................................................
Surrender Charge...............................................................
     Sales Charge Limitations..................................................
     Other Charges.............................................................
     Special Provisions for Group or Sponsored Arrangements....................
THE FIXED ACCOUNT..............................................................
POLICY TERMINATION AND REINSTATEMENT...........................................
     Policy Termination........................................................
     Reinstatement.............................................................
OTHER MATTERS..................................................................
     Voting Rights.............................................................
     Statement of Values.......................................................
     Services Available by Telephone...........................................
GENERAL PROVISIONS.............................................................
     The Contract..............................................................
     Optional Insurance Benefits...............................................
     Misstatement of Age or Gender.............................................
     Assignment................................................................
     Ownership.................................................................
     Beneficiary...............................................................
     Benefit Instructions......................................................
     Benefit Payment Options...................................................
     Right to Exchange Policy..................................................
     Participating Policy......................................................
     Incontestability..........................................................
     Suicide...................................................................
     Delay of Payments.........................................................
     Addition, Deletion or Substitution of Investments.........................
DISTRIBUTION OF THE POLICY.....................................................
OFFICERS AND DIRECTORS OF PRINCIPAL MANAGEMENT CORPORATION.....................
EXECUTIVE OFFICERS OF PRINCIPAL LIFE INSURANCE COMPANY (OTHER THAN DIRECTORS)..
DIRECTORS OF PRINCIPAL LIFE INSURANCE COMPANY..................................
STATE REGULATION...............................................................
FEDERAL TAX MATTERS............................................................
     Tax Status of the Company and the Separate Account........................
     Charges for Taxes.........................................................
     Diversification Standards.................................................
     IRS Definition of Life Insurance..........................................
     Modified Endowment Contract Status........................................
     Policy Surrenders and Partial Surrenders..................................
     Policy Loans and Loan Interest............................................
     Corporate Alternative Minimum Tax.........................................
     Exchange or Assignment of Policies........................................
     Withholding...............................................................
     Taxation of Accelerated Death Benefits....................................
     Other Tax Issues..........................................................
EMPLOYEE BENEFIT PLANS.........................................................
LEGAL OPINIONS.................................................................
LEGAL PROCEEDINGS..............................................................
REGISTRATION STATEMENT.........................................................
OTHER VARIABLE INSURANCE CONTRACTS.............................................
RESERVATION OF RIGHTS..........................................................
INDEPENDENT AUDITORS...........................................................
FINANCIAL STATEMENTS...........................................................
CUSTOMER INQUIRIES.............................................................
Appendix A - Sample Illustrations..............................................
Appendix B - Target Premiums...................................................


The Policy offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

     GLOSSARY

     adjustment date - the monthly date on or next following the Company's approval of a requested adjustment.

     attained age - the insured's age on the birthday on or preceding the last Policy anniversary.

     business day - any date that the New York Stock Exchange is open for trading and trading is not restricted.

     Division - a part of the Separate Account which invests in shares of a mutual fund.

     effective date - the date on which all requirements for issuance of a Policy have been satisfied.

     Fixed Account - that part of the Policy value that reflects value in the General Account of the Company.

     General Account - assets of the Company other than those allocated to any of our Separate Accounts.

     insured - the person named as the "insured" on the application for the Policy. The insured may or may not be the owner.

     Loan Account - that part of the Policy value that reflects the value transferred from the Divisions of the Separate Account and/or Fixed Account as collateral for a Policy loan.

     maturity date - the Policy anniversary following the insured's 95th birthday.

     monthly date - the day of the month which is the same day as the Policy date. Example: If the Policy date is June 5, 2001, the first monthly date is July 5, 2001.

     monthly Policy charge - the amount subtracted from the Policy value on each monthly date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge and mortality and expense risks charge in effect on the monthly date.

     net premium - the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the Divisions of the Separate Account and/or Fixed Account.

     net surrender value - Policy value minus any surrender charge minus any Policy loans and unpaid loan interest.

     notice - any form of communication received in our home office which provides the information we need which may be in writing or another manner which we approve in advance.

     owner - the person, including joint owner, who owns all the rights and privileges of this contract.

     Policy date - the date from which monthly dates, Policy years and Policy anniversaries are determined.

     Policy value - an amount equal to the Fixed Account value plus the Investment Account value(s) plus the Loan Account value.

     Policy year - the one-year period beginning on the Policy date and ending one day before the Policy anniversary and any subsequent one year period beginning on a Policy anniversary. Example: If the Policy date is June 5, 2001, the first Policy year ends on June 4, 2002. The first Policy anniversary falls on June 5, 2002.

     premium expense charge - the charge deducted from premium payments to cover a sales charge, state and local premium taxes and federal taxes.

     prorated basis - in the proportion that the value of a particular Investment Account or the Fixed Account bears to the total value of all Divisions of the Separate Account and the Fixed Account.

     related policies - policies which have a common effective date pursuant to a written request from the applicant(s).

     surrender value - Policy value minus any surrender charge.

     target premium - a premium amount which is used to determine the maximum sales charge that is included as part of the premium expense charge and any applicable contingent deferred sales charge under a Policy. Target premiums are provided in Appendix B.

     underlying mutual fund - a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Divisions of the Separate Account invests.

     unit - the accounting measure used to calculate the value of the Separate Account Divisions.

     valuation date - the date as of which the net asset value of a mutual fund is determined.

     valuation period - the period of time between determination of net asset value on one valuation date and the next valuation date.

     written request - actual delivery to the Company at our home office of a written notice or request, signed and dated, on a form we supply or approve.

                  Your notices may be mailed to us at:
                           Principal Life Insurance Company
                           P.O. Box 9296
                           Des Moines, Iowa 50306-9296

SUMMARY

This prospectus describes a flexible variable universal life Policy offered by the Company. This is a brief summary of the Policy's features. More detailed information follows later in this prospectus.

The Policy
The Policy is designed to provide you with:
o    lifetime protection if premiums are paid, and
o    flexibility in:
o    the  amount  and  frequency  of  premium   payments   (subject  to  certain
     limitations), and
o    the amount of life insurance proceeds payable under the Policy.

You may allocate your net premium payments to Divisions of the Separate Account and/or the Fixed Account. Not all Divisions are available in all states. A current list of Divisions available in your state may be obtained from a sales representative or our home office.

Each Division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

Division:                                    the Division invests in:

                                             Principal Variable Contracts Fund, Inc.
Asset Allocation                                  Asset Allocation Account
Balanced                                          Balanced Account
Bond                                              Bond Account
Capital Value                                     Capital Value Account
Equity Growth                                     Equity Growth Account
Government Securities                             Government Securities Account
Growth                                            Growth Account
International                                     International Account
International SmallCap                            International SmallCap Account
LargeCap Growth                                   LargeCap Growth Account
LargeCap Stock Index                              LargeCap Stock Index Account
MicroCap                                          MicroCap Account
MidCap                                            MidCap Account
MidCap Growth                                     MidCap Growth Account
MidCap Growth Equity                              MidCap Growth Equity Account
MidCap Value                                      MidCap Value Account
Money Market                                      Money Market Account
Real Estate                                       Real Estate Account
SmallCap                                          SmallCap Account
SmallCap Growth                                   SmallCap Growth Account
SmallCap Value                                    SmallCap Value Account
Utilities                                         Utilities Account
AIM VI Growth                                AIM VI Growth Fund
AIM VI Growth and Income                     AIM VI Growth and Income Fund
AIM VI Value                                 AIM VI Value Fund
American Century VP Income and Growth        American Century VP Income and Growth Fund - Investor Class Shares
American Century VP Ultra                    American Century VP Ultra Fund - Investor Class Shares
                                             Dreyfus Investment Portfolios - Investor Class Shares
DIP Founders Discovery Portfolio                  Founders Discovery Portfolio
                                             Fidelity Variable Insurance Products Fund II - Initial Class Shares
Fidelity VIP Contrafund                           Contrafund Portfolio
                                             Fidelity Variable Insurance Products Fund - Initial Class Shares
Fidelity VIP Equity-Income                        Equity-Income Portfolio
Fidelity VIP High Income                          High Income Portfolio
Invesco VIF Dynamics Fund                    Invesco VIF Dynamics Fund - Investor Class Shares
Invesco VIF Health  Sciences  Fund           Invesco VIF Health  Sciences  Fund - Investor Class Shares
Invesco VIF Small Company Growth             Invesco VIF Small Company Growth - Investor Class Shares
Invesco VIF Technology  Fund                 Invesco VIF Technology Fund - Investor Class Shares
                                             Janus Aspen Series - Service Class Shares
Janus Aspen Aggressive Growth                     Aggressive Growth Portfolio
Putnam VT Global Asset Allocation            Putnam VT Global Asset  Allocation  Fund - IB Class Shares
Putnam VT Vista                              Putnam VT Vista Fund - IB Class Shares
Putnam VT Voyager                            Putnam VT Voyager Fund - IB Class Shares

Premiums
The Company guarantees that the Policy will stay in force if you have paid enough premium to meet the grace period provision (see THE POLICY - Payment of Premiums). Your initial premium payment must be at least as much as the minimum monthly premium shown on your illustration for the Policy. Increases in the face amount of the Policy cause increases in the minimum monthly premium.

Your net premiums are allocated to Divisions of the Separate Account and/or the Fixed Account. Your initial net premium is allocated to the Money Market Division at the end of the valuation date we receive the premium. Twenty-one days after the effective date of the Policy, the money is reallocated using your allocation instructions (see THE POLICY - Allocation of Premiums).

Policy Value
Your Policy value is:
o the value(s) of your Divisions of the Separate Account o plus the value of your Fixed Account o plus the value of your Loan Account.

Investment Account
An  Investment  Account  is set up for  each  Division  to  which  you  make  an
allocation.   The  value  of  an  Investment  Account  reflects  the  investment experience of the Division.

Fixed Account
The Company guarantees that net premiums allocated to the Fixed Account earn interest at a guaranteed rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Transfers
You may transfer amounts between the Divisions of the Separate Account and/or the Fixed Account . Transfers in and out of the Fixed Account are subject to specific limitations described in THE POLICY - Fixed Account Transfers.

Policy Loans
You may borrow against your Policy value any time the Policy has a net surrender value. The minimum amount of a loan is $500.

Loan Account
When you take a Policy loan, we establish a Loan Account. An amount equal to the amount of the Policy loan is transferred to the Loan Account from your Divisions of the Separate Account and/or Fixed Account. Interest is paid on the amount in the Loan Account.

Surrenders (total and partial)
Total Surrender
o You may surrender your Policy and receive the net surrender value. o We calculate the net surrender value as of the date we receive your written request.
o A surrender charge is imposed on total surrenders within ten years of the Policy date (another date may apply if the Policy has been reinstated or the face amount increased).

Partial Surrender
o After the second Policy year, you may request a partial surrender of the net surrender value.
o    The minimum amount of partial surrender is $500.
o The total of your partial surrenders during a Policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that Policy year).
o Surrenders are taken from premiums paid into the Policy on a last-in, first-out basis.
o    Partial surrenders are limited to no more than two in each Policy year.

Charges and Deductions
Deductions from Premiums
o Sales load of 2.75% of premiums less than or equal to target premiums (0.75% of premiums in excess of target premiums) made:
     o    during each of the first ten years; and
     o with respect to premiums made because of a face amount increase, during the first ten years after the increase.
o    2.20% for state and local taxes.
o    1.25% for federal taxes.

Surrender Charges
A surrender charge is imposed on Policy termination or total surrender during the first ten Policy years (and ten years after an increase in the face amount). The charge is:
o deferred administrative charge of $3 per $1,000 of face amount (but no more than $1,500 per Policy), plus
o deferred sales charge of 47.25% times premiums paid (up to a maximum of two target premiums) (see CHARGES AND DEDUCTIONS - Surrender Charge), multiplied by
o    the applicable surrender charge percentage shown below:

                        Surrender Charge Percentage Table


  Number of years since Policy                    The following percentage of
 date and/or the adjustment date                  surrender charge is payable

           1 through 5                                      100.00%
                6                                            95.24
                7                                            85.71
                8                                            71.43
                9                                            52.38
               10                                            28.57
          11 and later                                       00.00

Monthly Policy Charges
o    Administration charge:
     o During first Policy year: 1/12 x ($.40 for each $1,000 of face amount) but not less than $6.00/month and not more than $16.67/month.
          o    During   every   Policy   year  after  the  first,   the  monthly
               administration charge is $6.00.
     o    Cost of insurance charge.
          o Based on gender, issue age, duration since issue, smoking status and insured risk classification.
o Mortality and expense risks charge of 0.90% of your Divisions of the Separate Account per year. (After the 9th Policy year, the mortality and expense risks charge will not be more than 0.27% per year.)
o    Supplemental benefit rider(s) charge(s).

Other Charges
o Transaction charge of the lesser of $25 or 2% of the amount surrendered for each partial surrender.
o Investment management fees and other operating expenses for the mutual funds underlying the Divisions of the Separate Account.

Death Benefits and Proceeds
The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the insured's date of death. The amount of the death proceeds are:
o    the death benefit plus interest (as explained in DEATH  BENEFITS AND RIGHTS
     - Death Proceeds)
o    plus proceeds from any benefit riders
o    minus Policy loans and unpaid loan interest
o    minus any overdue monthly Policy charges.

The Policy provides for two death benefit options - a level amount and a variable amount. You choose an option on your application. Subject to certain conditions, you may change your option after the Policy has been issued.

Death proceeds are paid in cash or applied under a benefit payment option. We pay interest on the death proceeds from the date of death of the insured until the date of payment or application under a benefit payment option.

Maturity Proceeds
If the insured is living on the maturity date, we will pay you (the owner) an amount equal to the death proceeds as described above. The Policy then terminates. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option.

Adjustment Options
You may send us a written request to increase or decrease the face amount of the Policy. No request is approved if the Policy is in a grace period or if monthly Policy charges are being waived under a rider.

The minimum amount of a face amount increase is $50,000 and is subject to our underwriting guidelines in effect at the time you request the increase.

You may only request a decrease in face amount:
o    after the second Policy anniversary; and
o    if the request does not decrease the face amount below $50,000.

Termination and Reinstatement
The Policy terminates when:
o    you make a total Policy surrender;
o    death proceeds are paid;
o    maturity proceeds are paid; or
o you do not make additional premium payments (after the expiration of a 61-day grace period).

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured.

Subject to certain conditions, you may reinstate a Policy that terminated because of failure to pay minimum monthly premiums or insufficient values.

Ten Day Examination Offer (Free-Look Provision)
o You may return the Policy during the free-look period that is generally 10 days from when the Policy is delivered to you. The free-look period may be longer in certain states.
o We return either all premiums paid or the Policy value, whichever is required by applicable state law.

CONDENSED FINANCIAL INFORMATION

Following are unit values for the Policy for the periods ended December 31.

                                                                                                                   Number
                                                              Accumulation Unit Value                        Accumulation Units
                                                                                                                 Outstanding
                                                 Beginning        End of Period   Percentage of Change          End of Period
                                                 of Period          of Period      from Prior Period            (in thousands)
     Asset Allocation Division
          2000
          1999                                   $ 12.566           $  15.015             19.49%                   197,598
          1998                                     11.509              12.566              9.18                    126,757
          1997*                                    10.000              11.509             15.09                     48,811
     Balanced Division
          2000
          1999                                     12.932              13.242              2.40                    629,662
          1998                                     11.555              12.932             11.92                    470,384
          1997*                                    10.000              11.555             15.55                    117,668
     Bond Division
          2000
          1999                                     11.816              11.510             (2.59)                   415,598
          1998                                     10.973              11.816              7.68                    169,676
          1997*                                    10.000              10.973              9.73                     44,349
     Capital Value Division
          1999                                     14.219              13.609             (4.29)                 1,441,876
          1998                                     12.519              14.219             13.58                  1,001,214
          1997*                                    10.000              12.519             25.19                    251,678
     Equity Growth Division
          2000
          1999                                     14.728              20.567             39.65                  1,604,692
          1998                                     12.388              14.728             18.89                    966,076
          1997*                                    10.000              12.388             23.88                    316,073
     Government Securities Division
          2000
          1999                                     11.830              11.796             (0.29)                   261,482
          1998                                     10.927              11.830              8.26                    276,130
          1997*                                    10.000              10.927              9.27                      9,538
     Growth Division
          2000
          1999                                     14.724              17.144             16.43                    623,469
          1998                                     12.133              14.724             21.35                    323,329
          1997*                                    10.000              12.133             21.33                     75,951
     International Division
          2000
          1999                                     12.053              15.179             25.93                    866,405
          1998                                     10.959              12.053              9.98                    647,156
          1997*                                    10.000              10.959              9.59                    247,757
     International SmallCap Division
          2000
          1999                                      9.053              17.546             93.81                    110,487
          1998**                                   10.000               9.053             (9.47)                    34,925
     LargeCap Stock Index Division
          2000
          1999***                                  10.000              11.048             10.48                    604,329
     MicroCap Division
          2000
          1999                                    $ 8.175            $  8.087             (1.07)%                   53,079
          1998**                                   10.000               8.175            (18.25)                    18,274
     MidCap Division
          2000
          1999                                     12.470              14.096             13.04                  1,299,467
          1998                                     12.027              12.470              3.68                  1,122,974
          1997*                                    10.000              12.027             20.27                    408,693
     MidCap Growth Division
          2000
          1999                                      9.688              10.744             10.90                     90,805
          1998**                                   10.000               9.688             (3.12)                    32,540
     Money Market Division
          2000
          1999                                     11.021              11.542              4.73                  1,036,582
          1998                                     10.469              11.021              5.27                    723,761
          1997*                                    10.000              10.469              4.69                    365,753
     Real Estate Division
          2000
          1999                                      9.353               8.935             (4.48)                     8,240
          1998**                                   10.000               9.353             (6.47)                     3,390
     SmallCap Division
          2000
          1999                                      7.995              11.479             43.58                     94,724
          1998**                                   10.000               7.995            (20.05)                    31,352
     SmallCap Growth Division
          2000
          1999                                     10.264              20.086             95.69                    106,489
          1998**                                   10.000              10.264              2.64                     20,430
     SmallCap Value Division
          2000
          1999                                      8.511              10.337             21.45                     56,377
          1998**                                   10.000               8.511            (14.89)                    16,935
     Utilities Division
          2000
          1999                                     11.560              11.826              2.29                     35,670
          1998**                                   10.000              11.560             15.60                      3,944
     Fidelity VIP Contrafund Division
          2000
          1999                                     15.746              19.565             24.25                  1,100,301
          1998                                     12.114              15.746             29.98                    509,526
          1997*                                    10.000              12.114             21.14                    172,484
     Fidelity VIP Equity-Income Division
          2000
          1999                                     13.688              14.555              6.33                    639,599
          1998                                     12.263              13.688             11.62                    358,372
          1997*                                    10.000              12.263             22.63                     83,042
     Fidelity VIP High Income Division
          2000
          1999                                     11.020              11.918              8.15                    130,948
          1998                                     11.518              11.020             (4.32)                    96,628
          1997*                                    10.000              11.518             15.18                     28,608
     Putnam VT Global Asset Allocation Division
          2000
          1999                                   $ 10.299            $ 11.504             11.71%                    33,053
          1998**                                   10.000              10.299              2.99                      7,305
     Putnam VT Vista Division
          2000
          1999                                     10.506              16.031             52.59                     55,171
          1998**                                   10.000              10.506              5.06                     11,712
     Putnam VT Voyager Division
          2000
          1999                                     10.843              17.133             58.01                    501,679
          1998**                                   10.000              10.843              8.43                     82,965


* For the period from February 7, 1997 date Policy first available through December 31, 1997.
** For the period from May 1, 1998 (date Division first offered in thfe Policy) through December 31, 1998.
*** For the period from May 1, 1999 (date Division first offered in the Policy) through December 31, 1999.

THE COMPANY

The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of a mutual insurance holding company named "Principal Mutual Holding Company."

The Company was incorporated on June 24, 1879 under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place in 1998.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the Securities and Exchange Commission ("SEC"). This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Obligations arising from the Policy, including the promise to make benefit option payments, are our general corporate obligations. However, the Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policy are not charged with any liabilities arising out of any other business of the Company.

The assets of each Division invest in a corresponding underlying mutual fund. New Divisions may be added and made available. Divisions may also be eliminated from the Separate Account.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are mutual funds registered under the Investment Company Act of 1940 (as amended) ("40 Act") as open-end management investment companies. The underlying mutual funds provide the investment vehicle for the Separate Account. A full description of the underlying mutual funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available from a sales representative or our home office.

The following is a brief summary of the investment objectives of each Division:

     Division                  Division Invests In                 Investment Advisor          Investment Objective

Asset Allocation           Principal Variable Contracts      Morgan Stanley Asset          to generate a total investment return
                           Fund - Asset Allocation Account   Management Inc. through a     consistent with the preservation of
                                                             sub-advisory agreement        capital. The Account intends to
                                                                                           pursue a flexible investment Policy
                                                                                           in seeking to achieve this investment
                                                                                           objective.

Balanced                   Principal Variable Contracts      Invista Capital Management,   to generate a total return consisting
                           Fund, Inc. -                      LLC through a sub-advisory    of current income and capital
                           Balanced Account (equity          agreement                     appreciation while assuming
                           securities portion)                                             reasonable risks in furtherance
                           Balanced Account(fixed            Principal Capital Income      of this objective.
                           securities portion)               Investors, LLC through a
                                                             sub-advisory agreement

Bond                       Principal  Variable  Contracts    Principal  Management         to provide as high a level  of
                           Fund  -  Bond  Account            Corporation                   income as  is  consistent  with
                                                                                           preservation of capital and prudent
                                                                                           investment risk.

Capital Value              Principal Variable Contracts      Invista Capital Management,   to provide long-term capital of
                           Fund -                            LLC through a sub-advisory    appreciation and secondarily growth
                           Capital Value Account             agreement                     investment income. The Account
                                                                                           seeks to achieve its investment
                                                                                           objectives through the purchase
                                                                                           primarily of common stocks, but the
                                                                                           Account may invest in other securities.

Equity Growth              Principal Variable Contracts      Morgan Stanley Asset          to provide long-term capital
                           Fund -                            Management Inc. through       appreciation by investing primarily
                           Equity Growth Account             a sub-advisory agreement      in growth-oriented common stocks of
                                                                                           medium and large capitalization
                                                                                           U.S. corporations and, to a
                                                                                           limited extent, foreign corporations.

Government Securities      Principal Variable Contracts      Principal Capital Income      to seek a high level of current
                           Fund -                            Investors, LLC through        income, liquidity and safety of
                           Government Securities Account     a sub-advisory agreement      principal. The Account seeks to
                                                                                           achieve its objective through
                                                                                           the purchase of obligations
                                                                                           issued or guaranteed by the
                                                                                           United State Government or its
                                                                                           agencies, with emphasis on Government
                                                                                           National Mortgage Association
                                                                                           Certificates ("GNMA Certificates").
                                                                                           Account shares are not guaranteed by
                                                                                           the United States Government.

Growth                     Principal Variable Contracts      Invista Capital Management,   to seek growth of capital. The
                           Fund -                            LLC through a sub-advisory    Account seeks to achieve its
                           Growth  Account                   agreement                     objective  through the purchase
                                                                                           primarily of common stocks, but the
                                                                                           Account may invest in other securities.

International              Principal Variable Contracts      Invista Capital Management,   to seek long-term growth of capital
                           Fund -                            LLC through a sub-advisory    by investing in a portfolio of
                           International Account             agreement                     equity  securities domiciled in any
                                                                                           of the nations of the world.

International SmallCap     Principal Variable Contracts      Invista Capital Management,   to seek long-term growth of
                           Fund -                            LLC through a sub-advisory    capital. The Account will attempt
                           International SmallCap Account    agreement                     to achieve its objective by
                                                                                           investing  primarily in equity
                                                                                           securities of non-United  States
                                                                                           companies with comparatively smaller
                                                                                           market capitalizations.

LargeCap Growth            Principal  Variable  Contracts    Janus Capital  Corporation    seeks long-term growth of capital
                           Fund -                            through a sub-advisory        by investing primarily in equity
                           LargeCap Growth Account           agreement                     securities of growth companies with
                                                                                           market capitalization of greater
                                                                                           than $10 billion.

LargeCap Stock Index       Principal Variable Contracts      Invista Capital Management,   to seek long-term growth of capital.
                           Fund -                            LLC through a sub-advisory    The Account  attempts to mirror
                           LargeCap Stock Index              agreement                     the investment results of  the
                           Account                                                         Standard & Poor's Stock Index 500.

MicroCap                   Principal Variable Contracts      Goldman Sachs Asset           to seek long-term growth of
                           Fund -                            Management                    capital. The Account will attempt
                           MicroCap  Account                 through a sub-advisory        to achieve its objective by
                                                             agreement                     investing  primarily in value and
                                                                                           growth  oriented  companies  with
                                                                                           small market capitalizations, generally
                                                                                           less than $700 million.

MidCap                     Principal Variable Contracts      Invista Capital Management,   to achieve capital appreciation by
                           Fund -                            LLC through a sub-advisory    investing primarily in securities of
                           MidCap Account                    agreement                     emerging and other growth-
                                                                                           oriented companies.

MidCap Growth              Principal Variable Contracts      Dreyfus Corporation           to seek long-term growth of
                           Fund -                            through a sub-advisory        capital. The Account will attempt
                           MidCap Growth Account             agreement                     to achieve its objective by
                                                                                           investing primarily in growth stocks
                                                                                           of companies with market capitalizations
                                                                                           in the $1 billion to $10 billion range.

MidCap Growth Equity       Principal Variable Contracts      Turner Investment Partners,   Seeks to achieve long-term growth
                           Fund -                            Inc. through a sub-advisory   of capital by investing primarily in
                           MidCap Growth Equity              agreement                     medium capitalization U.S.
                           Account                                                         companies with strong earnings growth
                                                                                           potential.

MidCap Value               Principal Variable Contracts      Neuberger Berman              Seeks long-term growth of capital
                           Fund -                            Management, Inc.              by  investing primarily in equity
                           MidCap Value Account              through a sub-advisory        securities of companies with value
                                                             agreement                     characteristics and market
                                                                                           capitalizations in the $1 billion to
                                                                                           $10 billion range.

Money Market               Principal Variable Contracts      Principal Management          to seek as high a level of current
                           Fund -                            Corporation                   income available from short-term
                           Money Market Account                                            securities as is considered
                                                                                           consistent with preservation of
                                                                                           principal and maintenance of
                                                                                           liquidity by investing all of its
                                                                                           assets in a portfolio of money
                                                                                           market instruments.

Real  Estate               Principal  Variable  Contracts    Principal  Management         to  seek to generate a high total
                           Fund -                            Corporation                   return.  The Account  will attempt to
                           Real Estate  Account                                            achieve its  objective  by  investing
                                                                                           primarily in equity securities of
                                                                                           companies principally engaged in the
                                                                                           real estate industry.

SmallCap                   Principal Variable Contracts      Invista Capital Management,   to seek long-term growth of
                           Fund -                            LLC through a sub-advisory    capital. The Account will attempt
                           SmallCap Account                  agreement                     to achieve its  objective by
                                                                                           investing primarily in equity
                                                                                           securities of both growth and value
                                                                                           oriented companies with
                                                                                           comparatively smaller market
                                                                                           capitalizations.

SmallCap Growth            Principal Variable Contracts      Berger LLC                    to seek long-term growth of
F                          Fund -                            through a sub-advisory        capital.  The Account will attempt
                           SmallCap Growth Account           agreement                     to achieve its objective by
                                                                                           investing  primarily in equity
                                                                                           securities of growth companies with
                                                                                           comparatively smaller market
                                                                                           capitalizations.

SmallCap Value             Principal Variable Contracts      J.P. Morgan Investment        to seek long-term growth of capital
                           Fund -                            Management                    by investing primarily in equity
                           SmallCap Value Account            through a sub-advisory        securities of small companies with
                                                             agreement                     value characteristics and
                                                                                           comparatively smaller market
                                                                                           capitalizations.


Utilities                  Principal Variable Contracts      Invista Capital Management,   to seek to provide current income
                           Fund -                            LLC through a sub-advisory    and long-term growth of  income
                           Utilities Account                 agreement                     and capital by investing primarily
                                                                                           in   equity    and    fixed-    income
                                                                                           securities of companies in the public
                                                                                           utilities industry.

AIM VI Growth              AIM VI Growth Fund                AIM Advisors, Inc.            seeks growth of capital primarily by
                                                                                           investing in seasoned and better
                                                                                           capitalized companies considered to
                                                                                           have strong earnings momentum.

AIM VI Growth              AIM VI Growth                     AIM Advisors, Inc.            seeks growth of capital with a
and Income                 and Income Fund                                                 secondary objective of current
                                                                                           income.

AIM VI Value               AIM VI Value Fund                 AIM Advisors, Inc.            seeks long-term growth of capital
                                                                                           by investing primarily in equity
                                                                                           securities judged by the fund's
                                                                                           investment advisor to be
                                                                                           undervalued relative to the
                                                                                           investment advisor's appraisal of
                                                                                           the current market values of assets
                                                                                           owned by the companies issuing
                                                                                           the securities or relative to the
                                                                                           equity market generally.  Income
                                                                                           is a secondary objective.

American Century VP        American Century Variable         American Century Investment   seeks dividend growth, current
Income & Growth            Portfolios, Inc.                  Management, Inc.              income and appreciation. The
                           VP Income & Growth                                              account will seek to achieve
                                                                                           its investment objective by
                                                                                           investing in common stocks.

American Century VP        American Century Variable         American Century Investment   seeks long-term capital growth.
Ultra                      Portfolios, Inc.                  Management, Inc.
                           VP Ultra

DIP Founders Discovery     Dreyfus Investment Portfolios     Founders Asset Management     seeks capital appreciation.  To
Portfolio                  Founders Discovery Portfolio      LLC through a sub-advisory    pursue this goal, the portfolio
                                                             agreement                     invests primarily in equity
                                                                                           securities of small, U.S. based
                                                                                           companies which are
                                                                                           characterized as "growth"
                                                                                           companies.

Fidelity VIP Contrafund    Fidelity VIP II Contrafund        Fidelity Management and       to seek long-term capital
                           Portfolio                         Research Company              appreciation.

Fidelity VIP Equity-Income Fidelity VIP Equity-Income        Fidelity Management and       to seek reasonable  income by
                           Portfolio                         Research  Company             investing  primarily in
                                                                                           income- producing equity securities.

Fidelity VIP High Income   Fidelity VIP High Income          Fidelity Management and       to seek a high level of current
                           Portfolio                         Research Company              income by investing primarily in
                                                                                           high yielding, lower quality,
                                                                                           fixed income securities, while
                                                                                           also considering growth of
                                                                                           capital.

Invesco VIF Dynamics       Invesco VIF Dynamics Fund         Invesco Fund Group            seeks long-term capital growth.

Invesco VIF Health         Invesco VIF Health                Invesco Fund Group            seeks long-term capital growth.
Sciences                   Sciences Fund

Invesco VIF Small          Invesco VIF Small Company         Invesco Fund Group            seeks long-term capital growth.
Company Growth             Growth Fund

Invesco VIF Technology     Invesco VIF Technology Fund       Invesco Fund Group            seeks long-term capital growth.

Janus Aspen Aggressive     Janus Aspen Series                Janus Capital Corporation     seeks long-term growth of capital.
Growth                     Aggressive Growth Portfolio                                     It pursues its objective by
                                                                                           investing primarily in common
                                                                                           stocks selected for their growth
                                                                                           potential, and normally invests at
                                                                                           least 50% of its equity assets in
                                                                                           medium-sized companies.
                                                                                           Medium-sized companies are
                                                                                           those whose market capitalization
                                                                                           falls within the range of
                                                                                           companies in the S&P MidCap
                                                                                           400 Index.

Putnam VT Global Asset     Putnam VT Global Asset            Putnam Investment             to seek a high level of long-term
Allocation                 Allocation Fund                   Management, Inc.              total return consistent with
                                                                                           preservation of capital.

Putnam VT Vista            Putnam VT Vista Fund              Putnam Investment             to seek capital appreciation.
                                                             Management, Inc.

Putnam VT Voyager          Putnam VT Voyager Fund            Putnam Investment             to seek capital appreciation.
                                                             Management, Inc.

The Company purchases and sells fund shares for the Separate Account at their net asset value without any sales or redemption charge. The Separate Account has Divisions that correspond to interests in the underlying mutual funds. The assets of each Division are separate from the others. A Division's performance has no effect on the investment performance of any other Division.

The annual expenses of Underlying Mutual Funds (as a percentage of average net assets) as of December 31, 2000 were:

                                                     Management   12b-1       Other          Total Expenses
       Underlying Mutual Funds                          Fees       Fees      Expenses      After Reimbursement

Principal Variable Contracts Fund
     Asset Allocation Account                          0.80%        N/A         0.04%             0.84%
     Balanced Account                                  0.58         N/A         0.02              0.60
     Bond Account                                      0.49         N/A         0.02              0.51
     Capital Value Account                             0.59         N/A         0.01              0.60
     Equity Growth Account                             0.72         N/A         0.01              0.73
     Government Securities Account                     0.49         N/A         0.02              0.51
     Growth Account                                    0.59         N/A         0.01              0.60
     International Account                             0.85         N/A         0.05              0.90
     International SmallCap Account                    1.20         N/A         0.24              1.44
     LargeCap Growth Account                           1.10         N/A         0.15              1.20(1)(2)
     LargeCap Stock Index Account                      0.35         N/A         0.11              0.40(1)(2)
     MicroCap Account                                  1.00         N/A         0.20              1.20(1)
     MidCap Account                                    0.60         N/A         0.02              0.62
     MidCap Growth Account                             0.90         N/A         0.11              1.01(1)
     MidCap Growth Equity Account                      1.00         N/A         0.34              1.10(1)(2)
     MidCap Value Account                              1.05         N/A         0.24              1.29(1)
     Money Market Account                              0.50         N/A         0.02              0.52
     Real Estate Account                               0.90         N/A         0.09              0.99
     SmallCap Account                                  0.85         N/A         0.05              0.90
     SmallCap Growth Account                           1.00         N/A         0.02              1.02
     SmallCap Value Account                            1.10         N/A         0.24              1.34(1)
     Utilities Account                                 0.60         N/A         0.03              0.63

AIM VI Growth Fund                                     0.63         N/A         0.10              0.73
AIM VI Growth and Income Fund                          0.61         N/A         0.16              0.77
AIM VI Value Fund                                      0.61         N/A         0.15              0.76

American Century Variable Portfolios, Inc.
     VP Income & Growth Fund                           0.70         N/A         0.00              0.70
     VP Ultra Fund                                     1.00         N/A         *.**              1.00

Dreyfus Investment Portfolios
     Founders Discovery Portfolio                      0.90         0.25(3)     0.63              1.50(4)

Fidelity Variable Insurance Fund II
     Fidelity Contrafund                               0.58         N/A         0.09              0.67
Fidelity Variable Insurance Fund
     Fidelity Equity-Income                            0.48         N/A         0.09              0.57
     Fidelity High Income                              0.58         N/A         0.11              0.69

Invesco VIF Dynamics Fund                              *.**         N/A         *.**              1.26
Invesco VIF Health Sciences Fund                       *.**         N/A         *.**              1.48
Invesco VIF Small Company Growth                       *.**         N/A         *.**              1.70
Invesco VIF Technology Fund                            *.**         N/A         *.**              1.31

Janus Aspen Series
     Aggressive Growth                                 0.65%        0.25%(3)    0.02%             0.92%

Putnam Variable Trust
     Putnam VT Global Asset Allocation Fund            0.65         0.15(3)     0.12              0.92
     Putnam VT Vista Fund                              0.65         0.15(3)     0.10              0.90
     Putnam VT Voyager Fund                            0.53         0.15(3)     0.04              0.72


(1) Principal Management Corporation voluntarily agreed to reimburse expenses. Without the reimbursement, the total annual expenses through December 31, 2000 would have been:

          LargeCap Growth          1.20%     LargeCap Stock Index     0.40%
          MicroCap                 1.06%     MidCap Growth            0.96%
          MidCap Growth Equity     1.09%     MidCap Value             1.20%
          SmallCap Value           1.16%

(2) Principal Management Corporation has voluntarily agreed to reimburse the total annual expenses through April 30, 2002 so that they will not exceed:

          LargeCap Growth          1.06%     LargeCap Stock Index     0.49%
          MidCap Growth Equity     0.96%

(3) The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for recordkeeping, marketing and distribution services.

(4) The Dreyfus Corporation has agreed, until December 31, 2001, to waive receipt of a portion of its fees. Without the waiver, the fee would be 1.78%.


THE POLICY

The descriptions that follow are based on provisions of the Policy offered by this prospectus.

To Buy a Policy
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum face amount of a Policy is:
o    $50,000 for regular underwriting; or
o $25,000 for guaranteed issue, expanded nonmedical and batch underwriting. We reserve the right to increase or decrease the minimum face amount.

Generally, we do not issue policies for insureds who are:
o    over age 85 for regular underwriting; or
o    over  age  70  for  guaranteed   issue,   expanded   nonmedical  and  batch
     underwriting.*
     * Expanded non-medical and batch underwriting are special programs offered to certain cases involving an employer. Batch underwriting may be available on cases involving at least 5 lives in which there is a possible substandard risk and a need to improve that rating is essential to placing the case. Expanded non-medical underwriting may be available on cases involving at least 25 lives in which ease of enrollment and underwriting requirements are determining factors.

Applicants for the Policy must:
o    furnish satisfactory evidence of insurability for the insured; and
o    meet our insurance underwriting guidelines and suitability rules.
We reserve the right to reject any application or related premium if we determine that our underwriting guidelines, suitability rules or procedures have not been met.

If you want insurance coverage to start at the time the application is submitted, you must send a payment of at least the required minimum initial premium amount with your completed application. The required minimum initial premium amount is shown on the Policy illustration. If this amount is submitted with the application, a conditional receipt is given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.

Policy Date
If we issue a Policy, a Policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the 28th of the same month. Policies that are issued on a COD basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your Policy date is shown on the current data pages.

Upon specific request and our approval,
o    your Policy may be backdated, however:
     o the Policy date may not be more than six months prior to the date of application (or shorter period if required by state law);
     o monthly Policy charges are deducted from the Policy value for the backdated period; and
     o your written request (as defined in the glossary) specifying the backdated Policy date must accompany the application.
o    in the case of related policies:
     o    issuance of policies may be delayed to provide a common Policy date;
     o we will set the common Policy date following the last underwriting decision on all applications; and
     o your written request regarding the Policy dates must accompany the applications.

Effective Date
The Policy date and the effective date are the same unless:
o    a backdated Policy date is requested; or
o a Policy is applied for on a COD basis (the effective date is the date we received at least the minimum monthly premium); or
o the application was not accompanied by a payment of at least the minimum monthly premium (the effective date is the date we receive at least the difference between the amount received and the minimum monthly premium); or
o additional premiums are required (the effective date is the date we receive, review and accept the required premium); or
o application amendments are required (the effective date is the date we receive, review and accept amendments).

If the insured was to die before the owner actually receives the Policy, coverage is determined solely under the terms of the conditional receipt, if any. The insurance coverage under the Policy does not take effect until the owner actually receives the Policy.

Payment of Premiums
The amount and frequency of your premium payments affects the Policy value, the net surrender value and how long the Policy remains in force. After the initial premium, you may determine the amount and timing of subsequent premium payments within certain restrictions. You must pay premiums to us at our home office.

Minimum Required Premium
Where permitted by state law, you must pay a minimum premium during the first 24 Policy months ("minimum required premium"). Within certain limits you can set your premium schedule. We send premium reminder notices to you if you establish an annual, semiannual or quarterly premium payment schedule. Preauthorized withdrawals may be set up on a monthly basis (to allow us to automatically deduct premium payments from your checking or other financial institution account). You may also make unscheduled payments to us at our home office.

During the first 24 Policy months, failure to make premium payments does not cause the Policy to terminate if:
o    any minimum required premium is paid; and
o    no Policy loan is taken.

After the first 24 Policy months (or any time a Policy loan is taken), making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
o your Policy's net surrender value is at least equal to the monthly Policy charge on the current monthly date; or
o    the death benefit guarantee rider is in effect.

Effective May 21, 2001, the "Minimum Required Premium" is replaced with the following "5 Year Guarantee" in states where permissible. Please consult with your sales representative for availability.

5 Year  Guarantee
If, on any monthly date the net surrender value is less than the monthly Policy charge, a 61-day grace period begins. However, during the first 60 Policy months, the Policy will stay in force if (a minus b) is greater than or equal to
(c) where:
(a)  is the sum of the premiums paid;
(b) is the sum of all existing Policy loans, unpaid loan interest, partial surrenders and transaction charges; and
(c) is the sum of the minimum monthly premiums since the Policy date to the most recent monthly date.

After the first 60 Policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
o your Policy's net surrender value is at least equal to the monthly Policy charge on the current monthly date, or
o    the death benefit guarantee rider is in effect.

We send premium reminder notices to you if you establish an annual, semiannual or quarterly premium payment schedule. Preauthorized withdrawals may be set up on a monthly basis (to allow us to automatically deduct premium payments from your checking or other financial institution account). You may also make unscheduled payments to us at our home office or by payroll deduction (where permitted by state law and approved by us).

During the twelve month period ended December 31, 2000, we received premium payments totaling $********** for these Policies.

Premium Limitations
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the current maximum premium payments allowed for life insurance under the Internal Revenue Code (the "Code"). If you make a premium payment that would result in total premiums exceeding the current maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

Allocation of Premiums
Your initial net premium (and other net premiums we receive prior to the effective date and twenty days after the effective date) are allocated to the Money Market Division at the end of the valuation period we receive the premium. Twenty-one days after the effective date, the money is reallocated to the Divisions of the Separate Account and/or to the Fixed Account according to your instructions. If the twenty-first day is not a business day, the transfer will occur on the first business day following the twenty-first day from the effective date.
     Example: The effective date of your Policy is February 1st. Your net premium is allocated to the Money Market Division at the end of the valuation period we receive the premium. At the close of business on February 21st, the net premium is reallocated to the Investment Account and/or Fixed Account that you selected.

Net premium payments received after the twenty-day period are allocated to the Divisions of the Separate Account or to the Fixed Account according to your instructions. For each Division and the Fixed Account, the allocation percentage must be zero or a whole number. The total of all the percentages for the Divisions and the Fixed Account must equal 100.

The percentage allocation for future premium payments may be changed without charge, at any time by:
o    sending a written notice to us;
o    calling us at 1-800-247-9988 (if telephone privileges apply); and
o    visiting www.principal.com (if internet privileges apply).

The allocation changes are effective at the end of the valuation period in which your new instructions are received.

Ten Day Examination Offer (Free-Look Provision)
Under state law, you have the right to return the Policy for any reason during the free-look period and receive your premiums paid. (If you apply for your Policy in California, the amount refunded is described below.) Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent (as determined by the postmark) no later than the last day of the free-look period as shown below.

The free-look period is the later of:
o    10 days* after the Policy is delivered to you;
o 10 days* after a written notice is delivered or mailed to you which tells about the cancellation right; or
o    45 days after you complete the application.

     *Different free-look periods apply if your Policy is issued in:
     o    California and you are age 60 and over (30 day free-look period);
     o    Colorado (15 day free-look period); or
     o    Idaho or North Dakota (20 day free-look period).

If you applied for your Policy in California, the amount refunded is:
o the Policy value as of the date we receive your written request for cancellation
o    plus the premium expense charge(s) deducted from the premium
o    plus the monthly Policy charge(s) deducted from the Policy value.

NOTE:
o If the purchase of this Policy is a replacement for another life insurance Policy or an annuity contract, different free-look periods may apply. We reserve the right to keep the initial premium payment in the Money Market Division longer than 20 days to correspond to the free-look periods of a particular state's replacement requirements.
o    See GENERAL PROVISIONS - Delay of Payments.

Policy Values
Your Policy value is equal to the sum of the values in your Divisions of the Separate Account, Fixed Account and Loan Account (see THE FIXED ACCOUNT and THE POLICY - Loan Account). The Policy value reflects your premium payments, partial surrenders, Policy loans and the Policy expenses.

There is no guaranteed minimum Investment Account value. Its value reflects the investment experience of the Divisions of the Separate Account. It is possible that the investment performance could cause a loss of the entire amount allocated to the Divisions of the Separate Account. Without additional premium payments or investments in the Fixed Account or a death benefit guarantee rider, this could result in no death benefit upon the insured's death.

At the end of any valuation period, your value in an Investment Account is:
o    the number of units you have in a Division
o    multiplied by the value of a unit in the Division.

The number of units is the total of units purchased by allocations to the Division from:
o    your initial premium payment (less premium expense charges)
o    plus subsequent premium payments (less premium expense charges)
o plus transfers from another Division or the Fixed Account minus units sold:
o    for partial surrenders from the Division;
o as part of a transfer to another Division, the Fixed Account or the Loan Account; and
o    to pay monthly Policy charges and fees.

Unit values are calculated each valuation date. To calculate the unit value of a Division, the unit value from the previous valuation date is multiplied by the Division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each Division. The net investment factor for a valuation period is calculated as follows:

          [{the share price of the underlying mutual fund at the end of the valuation period before that day's transactions
                                      plus
          the per share amount of the dividend (or other distribution)
        made by the underlying mutual fund during the valuation period}
                                   divided by
    the share price of the underlying mutual fund at the end of the previous valuation period after that day's transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding Division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the Division.

Investment Account Transfers

You may request an unscheduled transfer or set up a periodic transfer by:
o    sending a written notice to us;
o    calling us at 1-800-247-9988 (if telephone privileges apply); or
o    visiting www.principal.com (if internet privileges apply).

You must specify the dollar amount or percentage to transfer from each Investment Account. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may not make a transfer to the Fixed Account if:
o a transfer has been made from the Fixed Account to an Investment Account within six months; or
o immediately after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers
You may make unscheduled transfers from an Investment Account to another Investment Account or to the Fixed Account. The transfer is made, and values determined, as of the end of the valuation period in which we receive request. The transfer amount must be equal to or greater than the lesser of $100 or the value of your Investment Account.

Scheduled Transfers (dollar cost averaging (DCA))
You may elect to have automatic transfers made on a periodic basis.
o    The amount of the transfer is:
     o the dollar amount you select (the minimum is the lesser of $100 or the value of the Investment Account); or
     o a percentage of the Investment Account value as of the date you specify (other than the 29th, 30th or 31st).
o You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semiannually, quarterly or monthly).
o If the selected date is not a valuation date, the transfer is completed on the next valuation date.
o The value of the Investment Account must be equal to or more than $2,500 when your scheduled transfers begin.
o Transfers continue until your interest in the Investment Account has a zero balance or we receive notice to stop them.
o We reserve the right to limit the number of Separate Account Divisions from which simultaneous transfers are made. In no event will it ever be less than two.
o    Scheduled transfers will not start until the end of your free-look period.

Fixed Account Transfers
Transfers from your investment in the Fixed Account to your Divisions of the Separate Account are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same Policy year. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

Unscheduled Transfers
You may make one unscheduled Fixed Account transfer to a Division(s) of the Separate Account within the 30 day period following the Policy date and each Policy anniversary. The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
o You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the Fixed Account value as of the latter of the Policy date or the most recent Policy anniversary).
o The minimum transfer amount must be equal to or greater than the lesser of $100 or the entire value of your Fixed Account.

Scheduled Transfers (dollar cost averaging (DCA))
You may make scheduled transfers on a monthly basis from the Fixed Account to your Division(s) of the Separate Account as follows:
o The value of your Fixed Account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
o    The amount of the transfer is:
     o    the dollar amount you select (minimum of $50); or
     o a percentage of the Fixed Account value (the maximum amount of the transfer is 2% of the Fixed Account value as of the specified dated) as of the date you specify which may be:
          o the later of the Policy date or most recent Policy anniversary date; or
          o    the date the Company receives your request.
o Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
o If the selected date is not a valuation date, the transfer is completed on the next valuation date.
o    Scheduled transfers will not start until the end of your free-look period.

Scheduled transfers continue until your value in the Fixed Account has a zero balance or we receive your notice to stop them.

You may change the amount of the transfer once each Policy year by:
o    sending a written notice to us;
o    calling us at 1-800-247-9988 (if telephone privileges apply); or
o    visiting www.principal.com (if internet privileges apply).

If you stop the transfers, you may not start them again until six months after the last scheduled transfer.

Automatic Portfolio Rebalancing (APR)

APR allows you to maintain a specific percentage of your Policy value in your Divisions of the Separate Account over time.

     EXAMPLE: You may choose to rebalance so that 50% of your Policy values are in the Bond Division and 50% in the Capital Value Division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond Division and 40% in the Capital Value Division. By rebalancing, units from the Bond Division are sold and the proceeds are used to purchase units in the Capital Value Division so that 50% of the Policy values are once again invested in each Division.

You may elect APR at the time of application or after the Policy has been issued. The transfers are made at the end of the next valuation period after we receive your instruction. APR transfers:
o    do not begin until the expiration of the free-look period;
o are done without charge (and are not counted as unscheduled transfers when determining any transfer fee);
o    may be done on the frequency you specify:
     o quarterly APR transfers may be done on a calendar year or Policy year basis,
     o    semiannual  or annual APR  transfers may only be done on a Policy year basis.
o    may be done by:
     o    sending a written notice to us;
     o    calling us at 1-800-247-9988 (if telephone privileges apply);
     o    visiting www.principal.com (if internet privileges apply); or
     o    faxing a request to us.

APR is not available for values in the Fixed Account. If you have scheduled transfers from Divisions of the Separate Account, APR is not available for those Divisions.

Policy Loans
While your Policy is in effect and has a net surrender value, you may borrow money from us with the Policy as the security for the Policy loan.
o    The minimum Policy loan is $500.
o The maximum amount you may borrow is 90% of the net surrender value as of the date we process the Policy loan.
o If telephone privileges apply, you may request a Policy loan of $5,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a Policy loan of more than $5,000, your request must be made in writing.
o Generally, Policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL PROVISIONS - Delay of Payments).
o Requests for Policy loans from any joint owner are binding on all joint owners.

Loan Account
When a Policy loan is taken, an amount equal to the loan is transferred from your Divisions of the Separate Account and Fixed Account to your Loan Account.
Loan Accounts are part of our General Account. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly Policy charge. Any loan interest due and unpaid is transferred in the same manner.

Your Loan Account earns interest from the date of transfer. During the first ten Policy years, the loan account interest rate is 6% per year. After the tenth Policy year, the loan account interest rate is 7.75% per year.

You pay interest on your Policy loan at the annual rate of 8%. Interest accrues daily and is due and payable at the end of the Policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the Policy loan amount causes additional amounts to be withdrawn from your Fixed Account and/or Divisions of the Separate Account(s) and transferred to the Loan Account. Withdrawals are made in the same proportions as described above.

Policy loans and unpaid loan interest reduce your net surrender value. If the net surrender value is less than the monthly Policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination).

While the Policy is in force and before the insured dies, Policy loans and loan interest may be repaid as follows:
o    Policy loans may be repaid totally or in part;
o repayments are allocated to the Divisions of the Separate Account(s) and Fixed Account in the proportions used for allocation of premium payments; and
o payments that we receive that are not designated as premium payments are applied as loan repayments if a Policy loan is outstanding.

A Policy loan generally has a permanent effect on Policy values. If a Policy loan had not been made, the Policy value would reflect the investment experience of the Divisions of the Separate Account(s) and the interest credited to the Fixed Account. In addition, Policy loans and unpaid loan interest are subtracted from:
o    death proceeds at the insured's death;
o    surrender value upon total surrender or termination of a Policy; and
o    maturity proceeds payable at maturity.

Surrenders
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees.

Total surrender
You may surrender the Policy on or before the maturity date while the Policy is in effect. You receive the net surrender value at the end of the valuation period during which we receive your surrender request. The net surrender value is the total of the values of your Divisions of the Separate Account plus your Fixed Account plus your Loan Account minus any applicable surrender charge, Policy loans and unpaid loan interest (see CHARGES AND DEDUCTIONS - Surrender Charge).
o If the total surrender is within ten years of the Policy date or a face amount increase, a surrender charge is imposed.
o A completed request form signed by all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
o We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the cash surrender value.

Partial surrender
After the second Policy anniversary and prior to the maturity date, you may surrender a part of the Fixed Account and/or Divisions of the Separate Account value by sending us a written request. The surrender is effective at the end of the valuation period during which we receive your written request for surrender. You may not request more than two partial surrenders in each Policy year.

The minimum amount of a partial surrender is $500. The total of your two partial surrenders during a Policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that Policy year).

You pay a transaction fee on each partial surrender. The fee is the lesser of $25 or 2% of the amount surrendered. It is withdrawn in the same proportion as your monthly Policy charge allocation.

Your Policy value is reduced by the amount of the surrender and the transaction fee. We surrender units from the Divisions of the Separate Account and/or values from the Fixed Account to equal the dollar amount of the surrender request and transaction fee. The surrender is deducted from your Fixed Account value and/or your Divisions of the Separate Account(s) according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly Policy charge allocation percentages. The amount surrendered is taken from the premiums paid on a last-in, first-out basis. No surrender charge is imposed on a partial surrender.

If the Option 1 death benefit is in effect and a partial surrender is made, the face amount of the Policy is also reduced by the amount of the surrender and the transaction fee. Total and partial surrenders from the Policy are generally paid within five business days of our receipt of your request for surrender. Certain delays in payment are permitted (see GENERAL PROVISIONS - Delay of Payments).

DEATH BENEFITS AND RIGHTS

Death Proceeds
While the Policy remains in force and before the maturity date, we pay death proceeds upon the insured's death.
o We must receive proof of the insured's death and all other required documents.
o Payments are made to your named beneficiary(ies) under your designated death benefit option (see GENERAL PROVISIONS - Beneficiary).

The payments are made in cash lump sum or under a benefit payment option selected by the beneficiary(ies). Death proceeds are calculated as of the date of the insured's death and include:
o    the death benefit described below;
o    plus proceeds from any benefit rider on the insured's life;
o    minus Policy loans and unpaid loan interest;
o minus any overdue monthly Policy charges if the insured died during a grace period;
o plus interest on the death proceeds from date of death until date of payment or application under a benefit payment option. (We determine the interest rate which will not be not less than the rate required by state law.)

Death Benefit Option
You choose death benefit Option 1 or Option 2 at the time of application.

Option 1 (level amount option)
The death benefit is the greater of 1) the Policy's current face amount, or 2) the Policy value on the date of death multiplied by the applicable percentage. The applicable percentage is 250% for an insured currently age 40 or below and the percentage declines with increasing ages. The death benefit remains level unless the applicable percentage of Policy value exceeds the current face amount (in which case the death benefit varies as the Policy value varies).

Illustration of Option 1
Assume that the insured's current age is under age 40 and that there is no loan amount and that the Policy face amount is $500,000.

Under Option 1, the death benefit must be equal or greater than 250% of the Policy value. If the Policy value is more than $200,000, the death benefit is greater than $500,000. Each additional dollar added to the Policy value above $200,000 increases the death benefit by $2.50. If the Policy value exceeds $200,000 and increases by $100 because of investment performance or premium payments, the death benefit increases by $250.

Similarly, if the Policy value exceeds $200,000, each dollar taken out of the Policy value reduces the death benefit by $2.50. For example, if the Policy value is reduced from $500,000 to $450,000 because of partial surrenders, charges or negative investment performance, the death benefit is reduced from $1,250,000 to $1,125,000. However, if at any time the Policy value multiplied by the applicable percentage is less than the face amount, the death benefit equals the current face amount of the Policy.

The applicable percentage lowers as the insured's age increases. If the current age of the insured in the illustration is 50 (rather than age 40), the applicable percentage would be 185%. The death benefit would not be greater than the $500,000 face amount unless the Policy value exceeded $270,270 rather than $200,000. Each dollar added to or taken from the Policy value changes the death benefit by $1.85 (rather than $2.50).

Option 2 (variable amount option)
The death benefit is equal to the greater of 1) the current face amount plus the Policy value on the date of death, or 2) the Policy value on the date of death multiplied by the applicable percentage.

Illustration of Option 2
Assume that the insured's current age is under 40 and that there is no loan amount and that the Policy face amount is $500,000.

A Policy with a Policy value of $100,000 has a death benefit of $600,000 ($500,000 plus $100,000); a Policy value of $300,000 has a death benefit of $800,000 ($500,000 plus $300,000). The death benefit however must be at least 250% of the Policy value. As a result, if the Policy value exceeds $333,334, the death benefit is greater than the face amount plus Policy value. Each additional dollar of Policy value above $333,334 increases the death benefit by $2.50. If the Policy value exceeds $333,334 and increases by $100 because of investment performance or premium payments, the death benefit increases by $250.

If the Policy value exceeds $333,334, each dollar taken out of the Policy value reduces the death benefit by $2.50. For example, the Policy value is reduced from $400,000 to $340,000 because of partial surrenders, charges or negative investment performance, the death benefit is reduced from $1,000,000 to $850,000. However, if the Policy value multiplied by the applicable percentage is less than the Policy face amount plus the Policy value, then the death benefit is the current face amount plus the Policy value.

The applicable percentage lowers as the insured's age increases. If the current age of the insured in the illustration is 50 (rather than age 40), the applicable percentage would be 185%. The death benefit would be the sum of the Policy value plus $500,000 unless the Policy value exceeded $588,237 rather than $333,334. Each dollar added to or taken from the Policy value changes the death benefit by $1.85 (rather than $2.50).

                            APPLICABLE PERCENTAGES*

(For ages not shown, the applicable percentages decrease by a pro rata portion for each full year.)

      Insured's attained age                                percentage
         40 and under                                          250
         45                                                    215
         50                                                    185
         55                                                    150
         60                                                    130
         65                                                    120
         70                                                    115
         75 through 90                                         105
         95                                                    100

*We reserve the right, where allowed by law, to change or delete the percentages as required by changes to the Code.

Change in Death Benefit Option
You may change the death benefit option on or after the second Policy anniversary. Up to two changes are allowed per Policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with or next follows our approval. Changing the death benefit option changes the future cost of insurance.

If you change from Option 1 to Option 2, the new face amount is the old face amount decreased by the Policy value (as of the effective date of the change). The change is not allowed if it would result in a face amount of less than $50,000. A change from Option 1 to Option 2 may require evidence of insurability for the new death benefit if required by our underwriting guidelines in place at the time of your request.

If you change from Option 2 to Option 1, the new face amount is the old face amount increased by the Policy value (as of the effective date of the change). A change from Option 2 to Option 1 does not require evidence of insurability.

Adjustment Options
Increase in Policy face amount
You may request an increase at any time provided that the Policy is not in a grace period, and monthly Policy charges are not being waived under a rider. The minimum increase in face amount is $50,000. A face amount increase request made in the first 24 Policy months will increase the minimum monthly required premium for the remainder of the 24 months. If your request is not approved, no changes are made to your Policy.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured.

We will approve your request if at the time of your request:
o    the insured is age 85 or less; and
o we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines then in place.

The increase in face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request. No free-look period applies to an increase in face amount.

We calculate an adjustment conditional receipt premium deposit based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.

Any payment made with the adjustment application is held in our General Account without interest. If we approve the adjustment, the amount of the premium payment being held minus the premium expense charge is allocated to the Divisions of the Separate Account and/or Fixed Account on the effective date of the adjustment. Your current premium allocation percentages are used to make this allocation.

Decrease in Policy face amount
After the first two Policy years, you may request a decrease in the Policy face amount as follows:
o    the request must be made on an adjustment application;
o    the application must be signed by both the owner(s) and the insured;
o    the Policy is not in a grace period;
o    monthly Policy charges are not being waived under a waiver rider; and
o    the decrease may not reduce the Policy face amount below $50,000.

CHARGES AND DEDUCTIONS

We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated. Fees for administrative expenses are also charged on certain transfers and all partial surrenders.

Premium Expense Charge
When we receive your premium payment, we deduct a premium expense charge. This charge includes:
o sales load of 2.75% of premiums less than or equal to target premiums (0.75% of premiums in excess of target premiums) made:
     o    during each of the first ten years; and
     o with respect to premiums made because of a face amount increase, during the first ten years after the increase.
o    2.20% for state and local taxes.
o    1.25% for federal taxes.

The sales load is intended to pay us for distribution expenses. These expenses include commissions paid to sales representatives, printing of prospectuses and sales literature, and advertising. Sales loads charged in any Policy year are not necessarily related to actual distribution expenses incurred in that year. We expect that the majority of these expenses are incurred in the early years of a Policy and that any deficit is made up during the life of the Policy.

If distribution expenses are more than the sales load (including the sales load portion of the surrender charge), the deficit is made up from our other assets or surplus in our General Account.

For the twelve month period ending December 31, 2000, we collected $********* in premium expense charges and $********* in premium tax charges from these Policies.

Monthly Policy Charge
The monthly Policy charge is intended to cover certain charges and expenses incurred in connection with the Policy. Deductions are made up of:
o    a charge for the cost of insurance;
o    a charge for any optional benefit added by rider(s);
o    a monthly administration charge; and
o a mortality and expense risks charge (applies only to Divisions of the Separate Account).

On the Policy date and each monthly date thereafter, we deduct the charge from your Policy value in the Divisions of the Separate Account and/or Fixed Account (but not your Loan Account). The deduction is made using your current monthly Policy charge allocation percentages. Your allocation percentages may be:
o    the same as allocation percentages for premium payments;
o    determined on a prorated basis; or
o    determined by any other allocation method which we agree upon.

For each Division and the Fixed Account, the allocation percentage must be a whole percentage number or zero. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the date we receive your request. If we cannot follow your instructions because of insufficient value in any Divisions of the Separate Account and/or the Fixed Account, the monthly Policy charge is deducted on a prorated basis.

For the twelve month period ending December 31, 2000, administrative and cost of insurance charges totaled $********* for these Policies.

Cost of Insurance Charge
Your monthly cost of insurance charge is (a) multiplied by (b minus c) where:
(a)  is the cost of insurance rate described below divided by 1,000;
(b)  is the death  benefit  at the  beginning  of the Policy  month,  divided by
     1.0024663 (the sum of one plus the monthly guaranteed fixed account interest rate); and
(c) is the Policy value at the beginning of the Policy month calculated as if the monthly Policy charge was zero.

The cost of insurance rate is based on the gender*, issue age, duration since issue, smoking status, and risk classification of the insured. We determine the rate based on our expectation as to mortality experience. Changes in the cost of insurance rates apply to all individuals of the same age, gender*, smoking status and risk classification. The rate will never exceed the rate shown in the Table of Guaranteed Maximum Cost of Insurance Rates in the Policy. The guaranteed maximum cost of insurance rate is based on the gender*, smoking status, attained age and risk classification of the insured.

Different cost of insurance rates may apply to face amount increases. The cost of insurance for the increase is based on the insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the insured's gender*, smoking status, attained age and risk classification at the time of the increase.
     * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.

Administration Charge
Current charges
o The monthly administration charge in the first Policy year is 1/12 x ($.40 per $1,000 of face amount) with a minimum monthly charge of $6.00 and a maximum monthly charge of $16.67.
o    After the first Policy year, the monthly administration charge is $6.00.

Guaranteed administration charges
o The guaranteed maximum monthly administration charge in the first Policy year is 1/12 x ($.60 per $1,000 of face amount) with a minimum monthly charge of $25.
o After the first Policy year, the guaranteed maximum monthly administration charge is $10.00.

The Policy also has a contingent deferred administration charge as part of the surrender charge. The surrender charge applies to total surrender of the Policy and to termination of the Policy at the end of a grace period (see CHARGES AND DEDUCTIONS - Surrender Charge).

The monthly administration charge and the deferred administration charge reimburse us for the administrative expenses of the Policy and the Separate Account. Administration expenses do not include the cost of selling the Policy. They do include the costs of: processing applications; conducting medical examinations; determining insurability; establishing and maintaining records; processing death benefit claims and Policy changes; reporting and overhead. We do not expect to collect more from the administration charges than our actual accumulated expenses.

Mortality and Expense Risks Charge
The mortality risk we assume is that insureds may live for a shorter period of time than we estimate. As a result, we would have to pay a greater amount in death benefits than we collect in premium payments. The expense risk we assume is that expenses incurred in issuing and administering the Policy are greater than we estimated. The Company expects to make a profit from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

Each month during the first nine Policy years, we deduct a charge for these risks at an annual rate of 0.90% of your Divisions of the Separate Account. Each month thereafter, we deduct a charge at an annual rate of 0.27% of your Divisions of the Separate Account.

We reserve the right to increase the annual rate but guarantee that the maximum annual rate will not exceed 0.90%. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.

During the twelve month period ending December 31, 2000, mortality and expense risks charges totaled $********* for these Policies.

Transaction Fees
A transaction fee of the lesser of $25 or 2% of the surrender amount applies to each partial surrender and is withdrawn in the same proportion as the allocation used for the most recent monthly Policy charge.

Surrender Charge
Surrender charges vary based on the target premium of the Policy and the premiums paid. If you decide to cancel your Policy, a surrender charge could be deducted from your accumulated value and reduce the amount paid to you (net surrender value). The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.

The net surrender value equals the accumulated value less any surrender charges, loans and loan interest. In addition:
o    surrender charges apply within the first ten Policy years;
o any requested increase in face amount carries its own surrender charge period that begins on the adjustment date; and
o surrender charges are not affected by any decrease in face amount or any change in face amount resulting in a change of death benefit option.

Surrender charges have two components- the contingent deferred sales charge and the contingent deferred administration charge.
o The contingent deferred sales charge is assessed to recover expenses relating to the sale of the Policy. These include commissions, advertising and printing of prospectuses and sales literature.
o The contingent deferred administration charge is intended to reimburse the company for administrative expenses in issuing the Policy. These expenses include processing the application and setting up records.

Surrender charges on the Policy decrease after year five. Please refer to your Policy data pages for the Table of Maximum Surrender Charges.

All or a portion of the surrender charge is waived on Policies issued with an accounting benefit rider. The waiver applies to total surrender of Policies in early Policy years. An accounting benefit rider may be issued to a corporate owner of a Policy. The rider is designed to permit the corporation to reflect greater Policy values on its financial statements in early Policy years than would otherwise be permitted.

During the twelve month period ended December 31, 2000, we collected $********* in surrender charges from these Policies.

                    Contingent deferred sales charge (CDSC)

The contingent deferred sales charge is equal to 47.25% of the lesser of 1) the sum of all premiums paid up to date, or 2) the target premium total as calculated below.

The target premium total used to calculate the CDSC is the target premium times a multiplier based on a) the age of the insured and b) the state in which the Policy was issued. The target premium can be found in Appendix B. The multiplier is shown in the table below:

                               Target Premium Multiplier

 Insured's Age         All States
  on Issue or        Except Oregon
Adjustment Date       and New York         New York       Oregon

     0-45                 2.00               2.00          2.00
     46-50                2.00               1.90          2.00
     51-55                2.00               1.75          2.00
     56-60                2.00               1.65          2.00
     61-65                2.00               1.55          2.00
     66-70                1.50               1.50          1.45
     71-75                1.08               1.10          1.05
     76-80                0.80               0.80          0.80
     81-85                0.48               0.50          0.50

CDSC Example:  target premium (50 x 6.12 (from Appendix B))      $306.00

               target premium multiplier (from table above)        $2.00

               target premium total for CDSC                     $612.00

The target premium total ($612.00 is less than the total of all premiums paid ($822.00)). The CDSC is 47.25% x $612.00 ($289.17).

The example assumes:
insured's age: 22                  issue state: Florida          adjustments: none
insured's gender:                  Male face amount: $50,000     years in force: 4
premiums paid to date: $822.00

                Contingent deferred administration charge (CDAC)

The contingent deferred administration charge is $3 per $1,000 of face amount. The CDAC is subject to a maximum of $1,500.

CDAC Example:  face amount             $50,000
               divided by                1,000

               subtotal                     50
               times                     $3.00

               CDAC is                 $150.00

The example assumes:
insured's age:  22                 issue state:  Florida    adjustments:  none
insured's gender:  Male            face amount:  $50,000    years in force:  4
premiums paid to date:  $822.00

Surrender charge percentage
The  surrender  charge  during  any  Policy  year is equal to (a plus b) times c where:
a    is the CDSC;
b    is the CDAC; and
c    is the applicable surrender charge percentage shown below:

                        Surrender Charge Percentage Table

     Number of years since Policy            The following percentage of
    date and/or the adjustment date          surrender charge is payable

                1 through 5                               100.00%
                6                                          95.24
                7                                          85.71
                8                                          71.43
                9                                          52.38
                10                                         28.57
                11 and later                               00.00


Surrender Charge Example:     CDSC                                    $289.17
                              plus CDAC                                150.00

                              subtotal                                $439.17
                              times the applicable percentage          100.00%

                              total surrender charge                  $439.17

The example assumes:
insured's age:  22                 issue state:  Florida    adjustments:  none
insured's gender:  Male            face amount:  $50,000    years in force:  4
premiums paid to date:  $822.00


When the face amount on a Policy is increased, the surrender charge on the additional face amount is calculated separately. For example, if the above Policy had a face increase of $10,000 in Policy year 3, the surrender charge on the original face amount would be calculated as shown above. The surrender charge on the face amount increase is calculated separately based on the insured's age at the time of the increase. The surrender charges are added together to determine the total surrender charge. In this example, in Policy year 11 the surrender charge on the original face amount is zero and the surrender charge on the face amount increase applies for an additional 3 years (for a total of 11 years after the face amount increase).

Sales Charge  Limitations
If you surrender your Policy within two years of issue or of an increase in face amount, a sales charge refund is made to the extent that the total sales charge deducted exceeds (a) plus (b), where:
(a)  is 30% of actual premium payments made up to the lesser of:
     o    one guideline annual premium; or
     o    the maximum amount of premiums subject to the deferred sales charge.
(b) is 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of:
     o    two guideline annual premiums; or
     o    the maximum amount of premiums subject to the deferred sales charge.

Effective May 21, 2001, the "Sales Charge Limitation" no longer applies in states where permissible. Please consult with your sales representative for availability.

Other Charges
The Divisions of the Separate Account represent shares of Divisions of the Separate Account. The assets of each Division are used to purchase shares in a corresponding underlying mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the underlying mutual fund. Current management fees and operating expenses for each underlying mutual fund are shown in the section entitled THE UNDERLYING MUTUAL FUNDS.

Special Provisions for Group or Sponsored Arrangements
Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis.
o group arrangement - program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis.
o sponsored arrangement - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:
o employees, officers, directors, agents and immediate family members of the group or sponsored arrangement, and
o    employees of agents of the Company and its subsidiaries.

Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments).

Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to arrangements.

We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.

In addition, groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, expanded non-medical underwriting and guaranteed issue underwriting.

THE FIXED ACCOUNT

You may allocate net premiums and transfers from your Divisions of the Separate Account(s) to the Fixed Account. The Fixed Account is part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the 40 Act, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the Fixed Account from our home office or from a sales representative.

Our obligations with respect to the Fixed Account are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of assets in the General Account.

We guarantee that net premiums allocated to the Fixed Account accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

The mortality and expense risks charge is not imposed on amounts in the Fixed Account. The value of your Fixed Account on any valuation day is:
o    net premiums allocated to the Fixed Account
o    plus transfers from the Divisions of the Separate Account(s)
o    plus interest credited to the Fixed Account
o    minus surrenders, surrender charges and monthly Policy charges
o    minus transaction fees allocated to the Fixed Account
o minus transfers to the Loan Account o minus transfers to Divisions of the Separate Account.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination
When the Policy terminates, all of your Policy rights and privileges end.

You must make an initial minimum monthly premium payment to have coverage under the Policy. A minimum premium is required during the first 24 Policy months. During the first 24 Policy months:
o The sum of the premiums paid must be at least equal to the minimum required premium on a monthly date.
o The minimum required premium on a monthly date is the sum of the minimum monthly premium since the Policy date to the most recent monthly date. The current minimum monthly premium is shown on your current data pages.
o We will send you a pending lapse notice if you have made insufficient premium payments.

After the first 24 Policy months or any time a Policy loan is taken:
o The net surrender value of your Policy must at least equal the monthly Policy charge on a current monthly date.
o If your Policy has a death benefit guarantee rider, its premium must be paid.
o We will send you a pending lapse notice if you have made insufficient premium payments.
o Making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force.

Grace Period
The grace period begins when we send you a notice of pending lapse. The notice:
o    is mailed to your last known post office address;
o    shows the minimum payment required to keep the Policy in force; and
o    shows the 61-day period during which we will accept the required payment.

If the grace period begins because the sum of the premiums paid is less than the minimum required premium, the minimum payment is (a) minus (b) where:
(a) is the minimum required premium due on the second monthly date following the beginning of the grace period, and
(b)  is the sum of the premiums paid since the Policy date.

If the grace period ends before we receive the minimum payment, we will pay you any remaining Policy value which is (a) minus (b) where:
(a) is the net surrender value on the monthly date on or immediately preceding the start of the grace period, and
(b)  is the two monthly Policy charges during the grace period.

If the grace period begins because the net surrender value is less than the current monthly Policy charge, the minimum payment is equal to (a) plus (b) divided by (c) where:
(a) is the amount by which the surrender charge is more than the Policy value on the monthly date on or immediately preceding the start of the grace period;
(b)  is three monthly Policy charges; and
(c)  is one minus the maximum premium expense charge percentage.

To cover past due Policy charges, if the grace period ends before we receive the minimum payment, we keep any remaining value in the Policy. This payment is intended to 1) reimburse us for the monthly Policy charges during the grace period, and 2) provide enough Policy value to pay the monthly Policy charge on the first monthly date after the grace period.

Due to possible adverse market fluctuations, there is no guarantee that the amount requested at the beginning of the grace period is enough to pay the monthly Policy charges as they are processed. If the net surrender value is not at least as much as the monthly Policy charge on any monthly date, a new 61-day grace period starts.

The Policy is in force during a grace period. If we do not receive the required payment, the Policy terminates as of the monthly date on or immediately preceding the start of the grace period. If the insured dies during a grace period, Policy proceeds are reduced by:
o    all monthly Policy charges due and unpaid at the insured's death; and
o    any Policy loans and unpaid loan interest.

The Policy also terminates when:
o    you make a total Policy surrender;
o    death proceeds are paid; and
o    maturity proceeds are paid.

Effective  May 21, 2001 the "Policy  Termination"  section is replaced  with the
following  in  states  where   permissible.   Please  consult  with  your  sales
representative for availability.

Policy Termination
When the Policy terminates, all of your rights and privileges end.

Grace Period
If the net surrender value on any monthly date is less than the monthly policy charge, a 61 day grace period begins. However, we guarantee this Policy will stay in force during the first 5 Policy years when (a) minus (b) is greater than or equal to (c), where:
(a)  is the sum of premiums paid;
(b) is the sum of all existing loans, loan interest accrued and not paid, partial surrenders, and transaction charges to the most recent monthly date; and
(c) is the sum of the minimum monthly premiums since the policy date to the most recent monthly date.

The grace period begins when we mail a notice of impending Policy termination to you. The notice is sent to your last post office address known to us.

If by the end of the grace period we do not receive a payment equal to at least any Policy loans and unpaid loan interest, your Policy terminates as of the date the first unpaid Monthly Policy Charge was due.

If the insured dies during a grace period, we will pay the death proceeds to the beneficiary(ies).

Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
o    prior to the maturity date and while the insured is alive;
o upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
o    if you make a payment of a reinstatement premium which is equal to (a) plus
     (b) divided by (c) where:
     (a) is the amount by which the surrender charge is more than the Policy value on the monthly date at the start of the grace period before the monthly Policy charge is deducted;
     (b)  is three monthly Policy charges; and
     (c) is one minus the maximum premium expense charge percentage (see CHARGES AND DEDUCTIONS - Premium Expense Charge); and
o if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

If a Policy loan or loan interest was unpaid when the Policy terminated, the Policy loan must be reinstated or repaid (loan interest is not collected for the period the Policy was terminated).

We do not require payment of monthly Policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held without interest until the reinstatement date. They are allocated to your selected Divisions of the Separate Account and/or Fixed Account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same Policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.

If you reinstate your Policy and then it is totally surrendered, a surrender charge may be imposed. The charge, if any, is calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not credited toward the number of Policy years to make this calculation.

Effective  May 21,  2001  the  "Reinstatement"  section  is  replaced  with  the
following  in  states  where   permissible.   Please  consult  with  your  sales
representative for availability.

Reinstatement
If this Policy ends as described under "Grace Period", and you have not surrendered your Policy for cash, you may reinstate it provided:
o    such reinstatement is prior to the maturity date;
o    the insured is alive;
o    not more than three years have elapsed since the Policy terminated;
o you supply evidence which satisfied us that the insured is insurable under our underwriting guidelines then in effect;
o you either repay or reinstate any Policy loans and unpaid loan interest on this Policy existing at termination; and
o    you make the appropriate payment as defined by a. or b. below;
     a. if your Policy lapses in the first five Policy years, you must pay at least the greater of:
          o three monthly policy charges divided by (1 minus the maximum Premium Expense Charge);
                                       or
          o    three minimum monthly premiums.
     b. if your Policy lapses after the first five Policy years, you must pay at least (a) plus (b) where:
          (a) is the amount by which the surrender charge is more than the accumulated value on the monthly date on or preceding the grace period;
          (b) is three monthly policy charges divided by (1 minus the maximum premium expense charge.)

Reinstatement is effective on the monthly date on or next following the date we approve it. Your surrender charges upon reinstatement are calculated as if the Policy had never ended.

OTHER MATTERS

Voting Rights
We vote underlying mutual fund shares held in the Separate Account at shareholder meetings. We follow the voting instructions received from people having the voting interest in the Divisions of the Separate Account.

You have a voting interest under a Policy. You have one vote for each $100 of Policy value in the Divisions of the Separate Account. Fractional votes are allocated for amounts less than $100. The number of votes on which you have the right to instruct us is determined as of a date established by the mutual fund for setting the shareholders eligible to vote.

According to procedures adopted by the underlying mutual fund, voting instructions are solicited by a written proxy statement before a shareholder meeting. We vote shares, for which no voting instructions are received, in the same proportion as the shares for which we receive voting instructions.
Underlying mutual fund shares held in our General Account are voted in proportion to instructions that are received with respect to the participating contracts.

If we determine, under applicable law, that underlying mutual fund shares need not be voted according to the instructions received, we may vote the underlying mutual fund shares held in the Separate Account in our own right.

We may, when required by state insurance regulatory authorities, disregard voting instructions. This may be done if the instructions would require shares to be voted to:
o change a subclassification or investment objective of the underlying mutual fund; or
o    disapprove an investment  advisory  contract of the underlying mutual fund;
     or
o approve changes initiated by an owner in the investment Policy or investment advisor of the underlying mutual fund if we reasonably disapprove of the changes.

The change would be disapproved only if:
o    the proposed change is contrary to state law;
o    prohibited by state regulatory authorities; or
o we determine the change is inconsistent with the investment objectives of the underlying mutual fund.
If we disregard voting instructions, a summary of the action and the reason for the actions will be included in the next semiannual report from the underlying mutual fund to owners.

Statement of Values
You receive an annual statement at the end of each Policy year. The statement will show:
o    current death benefit;
o    current Policy value and surrender value;
o    all premiums paid since the last statement;
o    all charges since the last statement;
o    any Policy loans and unpaid loan interest;
o    any partial surrenders since the last statement;
o    the number of units and unit value;
o total value of each of your Divisions of the Separate Account and the Fixed Account;
o    designated beneficiary(ies); and
o    all riders included in the Policy.

You will also receive a statement as of the end of each calendar quarter. At any time, you may request a current statement by telephoning 1-800-247-9988.

We also send you the reports required by the 40 Act.

Services Available by Telephone
Telephone Instructions
If you elect telephone privileges, instructions for the following transactions may be given to us via the telephone:
o request Policy loan (loan proceeds are mailed only to the owner's address of record);
o    change in allocations of future premium payments;
o    change in allocation of the monthly Policy charge;
o    change to your APR instructions;
o    change to your DCA instructions; and
o provide instructions for unscheduled Divisions of the Separate Account and/or Fixed Account transfers.

Telephone instructions:
o may be given by calling us at 1-800-247-9988 between 7 a.m. and 5 p.m. Central Time on any day that the New York Stock Exchange is open;
o must be received by us before the close of the New York Stock Exchange (generally 3:00 p.m. Central Time) to be effective the day you call;
o are effective the next valuation day if not received until after the close of the New York Stock Exchange; and
o    from one joint owner are binding on all joint owners.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the Separate Account and the Company reserve the right to refuse telephone orders. You are liable for a loss resulting from a fraudulent telephone order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner's address of record.

Direct Dial
You may receive information about your Policy from our Direct Dial system between 7:00 a.m. and 9:00 p.m. Central Time, Monday through Saturday. The Direct Dial number is 1-800-247-9988. Through this automated system, you can:
o    obtain information about unit values and Policy values;
o    initiate certain changes to your Policy; and
o    change your personal identification number.
Instructions from one joint owner are binding on all joint owners.

Internet
Internet access is available for you at www.principal.com. For security purposes, you need a personal identification number (PIN) to use any of the new internet services, including viewing your Policy information online. If you don't have a PIN, you can obtain one at www.principal.com. You may also elect Internet authorization for your sales representative by providing us written notice.

GENERAL PROVISIONS

The Contract
The entire contract is made up of: applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised Policy or data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

Optional Insurance Benefits
Subject to certain conditions, you may add one or more supplemental benefits to your Policy. These include:
o    term insurance options
o    accidental death coverage
o    waiver of monthly Policy charges
o    waiver of premium payments upon disability
o    accelerated benefits in the event of terminal illness
o    death benefit guarantees
o    extended coverage
o    cost of living increases
o    riders that apply only to business owned Policies

Detailed information concerning supplemental benefits may be obtained from a sales representative or our home office. Not all supplemental benefits are available in all states. The cost, if any, of an optional insurance benefit is deducted as part of your monthly Policy charge.

Death Benefit Guarantee Rider (also known as the "no lapse guarantee rider") This rider provides that if the rider premium is paid, the Policy does not lapse even if the net surrender value is not enough to pay the monthly Policy charges on a monthly date. This rider terminates at the later of the insured turning age 65 or 5 years following the Policy's issuance. This rider is automatically made a part of the Policy if the planned periodic premium is equal to or greater than the death benefit guarantee premium or if the first year paid premium is large enough to satisfy the death benefit (no lapse) guarantee premium requirement for one year.

The death benefit (no lapse) guarantee premium requirement is met if:
o    the sum of all premiums paid
o    minus any partial surrenders
o minus any Policy loans and unpaid loan interest is at least as much as the sum of death benefit guarantee monthly premiums from the Policy date to the most recent monthly date. Your most recent death benefit (no lapse) guarantee premium is shown on your current data page.

The death benefit (no lapse) guarantee premium is based on the issue age, gender (where permitted by law) and risk classification of the insured. The monthly death benefit (no lapse) guarantee premium is considered to be zero for any month that deductions are being waived. This premium may change if:
o    the Policy face amount is changed;
o    the death benefit option is changed;
o    a rider is added or deleted; or
o    an adjustment is made to your Policy.
As a result of a change, an additional premium may be required to satisfy the new death benefit (no lapse) guarantee premium.

If on any monthly date, the death benefit (no lapse) guarantee premium requirement is not met, we send you a notice stating the premium required to reinstate the rider. If the premium required to maintain the guarantee is not received in our home office before the expiration of the 61-day grace period (which begins when the notice is mailed), the death benefit (no lapse) guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.

This rider is not available in Massachusetts.

Extended Coverage Rider
This Rider allows the Policy owner, under most circumstances, to extend the Policy's maturity date to the date of the insured's death. This rider may be added any time prior to the insured's 95th birthday without additional underwriting. Policy benefits are paid to the beneficiary as income tax-free death proceeds.

This rider is not available in Massachusetts.

Misstatement of Age or Gender
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.

Ownership
You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

Unless changed, the owner(s) is as named in the application. The owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if the Policy is surrendered, death or maturity proceeds are paid, or if the grace period ends without our receiving the payment required to keep the Policy in force. The rights and privileges end as of the monthly date on or immediately preceding the start of the grace period.

If an owner dies before the Policy terminates, the surviving owner(s), if any, succeed to that person's ownership interest, unless otherwise specified. If all owners die before the Policy terminates, ownership of the Policy passes to the insured. With our consent, you may specify a different arrangement for contingent ownership.

Beneficiary
You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the death of the surviving insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.

Benefit Instructions
While the insured is alive, you may give us instructions for payment of death proceeds under one of the benefit options of the Policy. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit instructions are revoked.

Benefit Payment Options
While the insured is alive, you may arrange for death proceeds to be paid in a lump sum or under one of several fixed benefit payment options. These choices are also available if the Policy is surrendered or matures.
o Special Benefit Arrangement A specially designed benefit option may be arranged with our approval.
o Proceeds left at interest We hold the amount of the benefit on deposit. Interest payments are made annually, semiannually, quarterly or monthly as selected.
o Fixed Income We pay income of a fixed amount for a fixed period (not exceeding 30 years).
o Life Income We pay income during a person's lifetime. A minimum guaranteed period may be used.
o Joint and Survivor Life Income We pay income during the lifetime of two people and continue until the death of the survivor. This option includes a minimum guaranteed period of 10 years.
o Joint and Two-thirds Survivor Life Income We pay an income during the lifetime of two people and two-thirds of the original amount during the remaining lifetime of the survivor.

Interest will be applied to calculate the above benefit payment options. We determine the interest rate which will not be less than the rate required by state law.

Right to Exchange Policy
During the first 24 months after the Policy date (except during a grace period), you have the right to exchange your Policy for any other form of fixed benefit individual life insurance Policy (other than term insurance) that we make available for this purpose. No charge is imposed on this exchange. Your exchange request must be postmarked or delivered to our home office before the end of the 24-month period. The exchange is effective when we receive 1) your written request, 2) any amount required as an adjustment, and 3) surrender of the Policy.

You may also exchange the Policy for a fixed-benefit, flexible premium Policy we make available for this purpose if there is a material change in the investment Policy of a Division (see GENERAL PROVISIONS - Addition, Deletion or Substitution of Investments). In addition, you have the right to exchange a face amount increase for a fixed-benefit, flexible premium Policy we make available for this purpose at any time during the first 24 months after the increase (but not during a grace period) (see DEATH BENEFITS AND RIGHTS - Adjustment Options).

The new Policy:
o must be the same face amount, or the same amount at risk, as the original Policy did at the time of your request;
o    has the same insured as the original Policy;
o    premiums are based on the same gender, issue age and risk classification;
o payments and cash values or Policy values may be adjusted to reflect variances, if any, in the payments and Policy values under the Policy and the new Policy;
o    minimum benefits are fixed and guaranteed;
o    does not participate in the investment  experience of the Separate Account;
     and
o    does not require evidence of insurability.

Any Policy loan and loan interest must be:
o    repaid before the exchange; or
o    transferred to the new Policy.

Benefit riders included as a part of the Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new Policy. Two conditions must be met:
o in your written request for the exchange, you must indicate that the rider(s) should be part of the new Policy; and
o the similar benefit rider(s) is available for the new Policy on the effective date of the benefit rider for the Policy based on the same issue age, gender and risk classification of the insured under the Policy.

Participating Policy
Policies issued in certain states share in any divisible surplus of the Company. The Company will determine each Policy's share of the surplus and will credit it as a dividend at the end of each Policy year. The Company does not expect to pay any dividends under the Policy. Dividends, if any, will be paid in cash.

Policies issued in certain other states will not share in any divisible surplus of the Company. A current list of which category your state falls into may be obtained from a sales representative or our home office.

Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy date. Any face amount increase has its own two-year contestably period that begins on the effective date of the adjustment. The time limit in the incontestability period does not apply to fraudulent misrepresentations.

Suicide
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the Policy date (or two years from the date of face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the Policy date, our only liability is a refund of premiums paid, without interest, minus any Policy loans and unpaid loan interest and partial surrenders. In the event of suicide within two years of a face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. Any refund will be paid to the beneficiary(ies).

Delay of Payments
Payment due to exercise of your rights under the free-look provision, surrenders, Policy loans, death or maturity proceeds, and transfers to or from an Divisions of the Separate Account are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, total or partial surrender, Policy loan, death, maturity or the transfer to or from a Divisions of the Separate Account may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:
o trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or
o    an emergency exists, as determined by the SEC, as a result of which:
     o disposal by a fund of securities owned by it is not reasonably practicable;
     o it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
     o    the SEC permits suspension for the protection of security holders.

If payments are delayed and your instruction is not canceled by your written instruction, the amount of the transaction is determined the first valuation date following the expiration of the permitted delay. The transaction is made within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Addition, Deletion or Substitution of Investments
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
o transfer assets in any Division to another Division of the Separate Account or to the Fixed Account;
o    add, combine or eliminate Divisions in the Separate Account; or
o    substitute the units of Division for units in any Division:
     o if shares of an underlying mutual fund are no longer available for investment; or
     o if in our judgement, investment in an underlying mutual fund becomes inappropriate considering the purposes of the Separate Account.

If we eliminate or combine existing Divisions or transfer assets from one Division to another, you may change allocation percentages and transfer any value in an affected Division to another Divisions of the Separate Account and/or the Fixed Account without charge. In the alternative, you may exchange the Policy for a fixed-benefit, flexible premium life insurance Policy we offer for this purpose. You may exercise this exchange privilege until the latter of 60 days after: 1) the effective date of the change; or 2) the date you receive a notice of the options available. You may only exercise this right if you have an interest in the affected Division(s). The face amount of the new Policy is the death benefit of the Policy on the date of the exchange.

DISTRIBUTION OF THE POLICY

We intend to sell the Policies in all jurisdictions where we are licensed. The Policies will be sold by licensed insurance agents who are also registered representatives of broker-dealers registered with the SEC under the Securities Exchange Act of 1934, who are members of the National Association of Securities Dealers, Inc. (NASD).

The Policies will be distributed by the general distributor, Princor Financial Services Corporation (Princor), which is an affiliate of ours. Princor is a securities broker-dealer registered with the SEC and a member of the NASD. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

For Policies sold through Princor, commissions generally will be no more than 50% of premium received in the first Policy year, or the first year following an adjustment, up the planned periodic premium (not to exceed target premium). In addition, a commission of up to 3% of premium above the lesser of planned periodic or target premium received in the first Policy year (or first year following an adjustment) may be paid. In the second through tenth years following the Policy date (or adjustment date), commissions range from 0% to 2% of premiums received. A service fee of up to 2% is paid on premiums received after the second Policy year. Expense allowances may be paid to agents and brokers based on premiums received.

For the twelve month period ended December 31, 2000, we paid Princor $********* to compensate registered representatives of Princor for sale of these Policies.

OFFICERS AND DIRECTORS OF PRINCIPAL MANAGEMENT CORPORATION

The  officers and  directors of the  investment  advisor,  Principal  Management
Corporation,  are  shown  below.  This  list  includes  some of the same  people
(designated by *), who are serving in the same capacities as officers and directors of the underwriter, Princor Financial Services Corporation. The principal business address for each officer and director is: Principal Financial
Group, Des Moines, Iowa 50392.

*JOHN E. ASCHENBRENNER             Director
*PATRICIAL A. BARRY                Assistant Corporate Secretary
*CRAIG L. BASSETT                  Treasurer
*MICHAEL T. DALEY                  Director
*RONALD L. DANILSON                Executive Vice President and Chief Operating Officer
*DAVID J. DRURY                    Director
*RALPH C. EUCHER                   Director and President
*ARTHUR S. FILEAN                  Senior Vice President
*DENNIS P. FRANCIS                 Director
*PAUL N. GERMAIN                   Vice President - Mutual Fund Operations
*ERNEST H. GILLUM                  Vice President - Product Development
*J. BARRY GRISWELL                 Chairman of the Board and Director
*JOYCE N. HOFFMAN                  Vice President and Corporate Secretary
*JOHN R. LEPLEY                    Senior Vice President - Marketing and Distribution
*KELLY A. PAUL                     Assistant Vice President - Business Systems and Technology
*RICHARD L. PREY                   Director
 LAYNE A. RASMUSSEN                Controller - Mutual Funds
*MICHAEL J. ROUGHTON               Counsel
*JAMES F. SAGER                    Vice President
 JEAN B. SCHUSTEK                  Assistant Vice President - Registered Products
*KAREN E. SHAFF                    Director
*KIRK L. TIBBETTS                  Senior Vice President and Chief Financial Officer

EXECUTIVE OFFICERS OF PRINCIPAL LIFE INSURANCE COMPANY (OTHER THAN DIRECTORS):

JOHN EDWARD ASCHENBRENNER          Executive Vice President
PAUL FRANCIS BOGNANNO              Senior Vice President
GARY MERLYN CAIN                   Senior Vice President
MICHAEL THOMAS DALEY               Executive Vice President
CHARLES ROBERT DUNCAN              Senior Vice President
DENNIS PAUL FRANCIS                Senior Vice President
MICHAEL HARRY GERSIE               Executive Vice President and Chief Financial Officer
THOMAS JOHN GRAF                   Senior Vice President
ROBB BRYAN HILL                    Senior Vice President
JOYCE NIXSON HOFFMAN               Senior Vice President and Corporate Secretary
DANIEL JOSEPH HOUSTON              Senior Vice President
ELLEN ZISLIN LAMALE                Senior Vice President and Chief Actuary
MARY AGNES O'KEEFE                 Senior Vice President
RICHARD LEO PREY                   Executive Vice President
KAREN ELIZABETH SHAFF              Senior Vice President and General Counsel
ROBERT ALLEN SLEPICKA              Senior Vice President
NORMAN RAUL SORENSEN               Senior Vice President
CARL CHANSON WILLIAMS              Senior Vice President and Chief Information Officer
LARRY DONALD ZIMPLEMAN             Senior Vice President


DIRECTORS OF PRINCIPAL LIFE INSURANCE COMPANY

Principal  Life  Insurance  Company  is  managed  by a Board of  Directors.  The
directors,   their  positions  with  the  Company,   including  Board  Committee
memberships,  and their principal  occupation during the last five years, are as follows:

Name, Positions and Offices               Principal Occupation During Last 5 Years

BETSY  JANE BERNARD                       Executive Vice President, U.S. West since 1998. President and Chief Executive Officer,
Director                                  since 1998. President and Chief Executive Officer, AVIRNEX Communications Group
Member, Nominating Committee              since 1997. President and Chief Executive Officer, Pacific Bell Communications since
1995.

JOCELYN CARTER-MILLER                     Corporate Vice President and Chief Marketing Officer, Motorola, Inc. since 1999. Vice
Director                                  President,  1998-1999;  Vice  President  and General  Manager,  since 1997.  Prior
Member, Audit Committee                   thereto, Vice President of Latin American and Caribbean Operations of Motorola.

DAVID JAMES DRURY                         Chairman, Principal Life Insurance Company since 2000. Chairman and Chief Executive
Director, Chairman of the Board           Officer 1995-2000.
Chair, Executive Committee

CHARLES DANIEL GELATT, JR.                President, NMT Corporation since 1986.
Director
Member, Executive Committee
Chair, Human Resources Committee

JOHN BARRY GRISWELL                       President and Chief Executive Officer, Principal Life Insurance Company since 2000.
Director                                  President 1998-2000; Executive Vice President 1996-1998; Senior Vice President
1991-1996.


CHARLES SAMUEL JOHNSON                    Retired. Executive Vice President of DuPont 1999-2000. Chairman, President and
Member, Audit Committee                   Chief Director Executive Officer, Pioneer Hi-Bred International, Inc. 1996-1999;
                                          President and Chief  Executive Officer 1995-1996; President and Chief Operating
                                          Officer 1995.

WILLIAM TURNBALL KERR                     Chairman, President & Chief Executive Officer, Meredith Corporation since 1998.
Director                                  President and Chief  Executive Officer, 1997-1998; President and Chief Operating
Member, Executive Committee and           Officer 1994-1997. Prior thereto, Executive Vice President.
Chair, Nominating Committee

LEE LIU                                   Chairman Alliant Energy Corporation since 1998. Chairman and Chief Executive
Director                                  Officer, IES Industries,  Inc., 1996-1998. Prior thereto, Chairman,  President and
Chief                                     Executive Officer.
Member, Executive and Human
Resources Committees

VICTOR HENDRIK LOEWENSTEIN                Managing Partner, Egon Zehnder International since 1979.
Director
Member, Nominating Committee

RONALD DALE PEARSON                       Chairman, President and Chief Executive Officer, Hy-Vee, Inc. since 1989.
Director
Member, Human Resources Committee

FEDERICO FABIAN PENA                      Senior Advisor of Vestar Capital Partners since 1998. Secretary, U.S. Department of
Director                                  Energy 1996-1998; Secretary, U.S. Department of Transportation 1993-1996.
Member, Audit Committee

JOHN ROY PRICE                            Managing Director, The Chase Manhattan Corporation since 1996. Prior thereto,
Director                                  Managing Director, Chemical Banking Corporation.
Member, Nominating Committee

DONALD MITCHELL STEWART                   Senior Program Officer and Special Advisor to the President at the Carnegie Corporation
Director                                  of New York since 1999. President, The College Board, 1986-1999.
Member, Human Resources Committee

ELIZABETH EDITH TALLETT                   President & CEO of Dioscor, Inc. & Serex, Inc. since 1996. President and Chief
Director                                  Executive Officer, Transcell Technologies, Inc. 1992-1996.
Chair, Audit Committee

FRED WILLIAM WEITZ                        President and Chief Executive Officer, Essex Meadows, Inc. since 1995.
Director
Member, Human Resources Committee

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa or her representatives at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or Policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy. You should consult a qualified tax adviser about the tax implications of taking action under a Policy.

Tax Status of the Company and the Separate Account
We are taxed as an insurance company under subchapter L of the Code. The Separate Account is not a separate taxable entity. Its operations are taken into account by us in determining our tax liability. All Separate Account investment income and realized net capital gains are reinvested and taken into account in determining Policy values and are automatically applied to increase the book reserves associated with the Policies.

Charges for Taxes
We impose a federal tax charge equal to 1.25% of premiums received under the Policy to compensate us for the federal income tax liability we incur by reason of receiving those premiums. We believe that this charge is reasonable in relation to the increased tax burden the Company incurs as a result of Section 848 of the Code. No other charge is currently made to the Separate Account for federal income taxes of the Company that may be attributable to the Separate Account. Periodically, we review the appropriateness of charges to the Separate Account for federal income taxes. In the future, a charge may be made for federal income taxes incurred by us and attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy values allocated to the Fixed Account, a charge may be imposed for the Policy's share of our federal income taxes attributable to the Fixed Account.

Under current law, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change attributable to state or local taxes, we reserve the right to charge the Separate Account for the portion of taxes, if any, attributable to the Separate Account.

Diversification Standards
The Policy should qualify as a life insurance contract as long as the underlying investments for the Policy satisfy diversification requirements of Section 817(h) of the Code.

IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies certain tests under Section 7702 of the Code.
o The Policy qualifies if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor.
o If at any time a premium is paid which would result in total premiums exceeding the current maximum premium allowed, we only accept that portion of the premium which would make the total premiums equal the maximum.

Modified Endowment Contract Status
Section 7702A of the Code sets forth a classification of life insurance policies known as "Modified Endowment Contracts." Policy loans and partial surrenders from a Policy that is classified as a modified endowment contract are taxable as ordinary income to the owner in an amount equal to the lesser of the amount of the loan/partial surrender or the excess of Policy value over the owner's investment in the Policy. Additionally, taxable distributions are subject to a federal income tax penalty of 10% unless the payment is:
o    made after the owner attains age 59 1/2;
o    attributable to the taxpayer becoming disabled; or
o part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you contemplate a large premium payment under this Policy, and you wish to avoid modified endowment contract status, you may contact us before making the payment and we will tell you the maximum amount which can be paid into the Policy before it would become a modified endowment contract.

Policy Surrenders and Partial Surrenders
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any Policy loan, upon surrender or lapse, is added to the cash surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

A total surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. During the first 15 Policy years, an amount may be taxable prior to your tax-free recovery of your investment in the Policy if the partial surrender results in or is necessitated by a reduction in death benefits. A qualified tax advisor should be consulted regarding the tax consequences of any partial surrender during the first 15 Policy years.

The increase in Policy value of the Policy is not included in gross income unless and until there is a total surrender or partial surrender under the Policy. A complete surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent the distribution exceeds your investment in the Policy. Transfers between the Divisions of the Separate Account and/or the Fixed Account are not considered as distributions from the Policy and would not be considered taxable income.

Policy Loans and Loan Interest
Loans received under the Policy are generally recognized as loans for tax purposes and are not considered to be distributions subject to tax. Interest paid to us as a result of a Policy loan may or may not be deductible depending on a number of factors. Due to the complexity of these factors, you should consult a competent tax advisor as to the deductibility of interest paid on Policy loans. If the Policy is a modified endowment contract, a Policy loan is taxable to an amount equal to the lesser of the amount of the loan or the excess of Policy value over the owner's investment in the Policy.

Corporate Alternative Minimum Tax
Ownership of a Policy by certain corporations may affect the owner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of 1) the premiums paid on that Policy in the year of death, and 2) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S corporations. Such tax also does not apply to "Small Corporations" as defined by section 55(c) of the Code. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996 with gross receipts not exceeding $7,500,000 after the first taxable year will meet this definition.

Exchange or Assignment of Policies
A change of Policy or insured, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

Withholding
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

Taxation of Accelerated Death Benefits
We provide accelerated death benefits on a lien basis. It is unclear as to whether benefits paid under this rider are taxable. For information regarding taxation of accelerated death benefits, a qualified tax advisor should be consulted.

Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies. Any person concerned about the estate implications of the Policy should consult a competent tax advisor.

EMPLOYEE BENEFIT PLANS
The United States Supreme Court has held that optional annuity benefits under a qualified deferred compensation plan cannot vary on the basis of gender. Polices are available for use in connection with employment related insurance or benefit plans which do not vary between male and female insured of a particular age and underwriting classification. A competent tax advisor should be consulted on these matters.

LEGAL OPINIONS
Legal matters applicable to the issue and sale of the Policies, including our right to issue Policies under Iowa Insurance Law, have been passed upon by Karen
E. Shaff, Senior Vice President and General Counsel.

LEGAL PROCEEDINGS
There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

REGISTRATION STATEMENT
This prospectus omits some information contained in the registration statement that we have filed with the SEC. Statements contained in this prospectus are summaries of the contents of the Policy and other legal documents.

OTHER VARIABLE INSURANCE CONTRACTS
The Company currently offers other variable life contracts that participate in the Separate Account. In the future, we may designate additional group or individual variable insurance contracts as participating in the Separate Account.

Reservation of Rights
The Company reserves the right to amend or terminate the special plans described in this prospectus. Such plans include preauthorized premium payments, dollar cost averaging (DCA) and automatic portfolio rebalancing (APR). You would be notified of any such action to the extent required by law.

INDEPENDENT AUDITORS
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of Principal Life Insurance Company are included in this prospectus. Those statements have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company which are included in this prospectus should be considered only as it relates to our ability to meet our obligations under the Policy. They do not relate to investment performance of the assets held in the Separate Account.

CUSTOMER INQUIRIES
Your questions should be directed to: PrinFlex Life(R), Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988.

                          PART II. OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter adopted under the authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter had been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  REPRESENTATION PURSUANT TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT



This registration statement comprises the following papers and documents:

     The facing sheet;

     The prospectus, consisting of 37 pages;

     The undertaking to file reports;

     The undertaking pursuant to Rule 484;

     Representations  pursuant  to Section 26 of the  Investment  Company Act of
          1940;

     The signatures;

     Written consents of the following persons:

          G.R. Narber, Esq.(Filed January 8, 1996)

     The following exhibits:

1.             Copies  of  all   exhibits   required  by   paragraph  A  of  the
               instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

1.A(1) Resolution of Executive Committee of Board of Directors of Principal Life Insurance Company establishing the Variable Life Separate Account.(*Filed January 8, 1996)

1.A(3)(a)      Distribution Agreement between Princor Financial Services
               Corporation and Principal Life Insurance Company.
               (*Filed January 8, 1996)

1.A(3)(a)(i)   Form of Selling Agreement. (@Filed December 19, 1997)

1.A(3)(b)      Registered Representative Agreement.(*Filed January 8, 1996)

1.A(3)(c)      Schedule of sales commissions.(*Filed January 8, 1996)

1.A(5)(a)      Form of PrinFlex Life Insurance Policy.(**Filed June 5, 1996)

1.A(5)(a)(i)   Cost of Living Increase Rider.(**Filed June 5, 1996)

1.A(5)(a)(ii)  Waiver of Monthly Policy Charge Rider.(**Filed June 5, 1996)

1.A(5)(a)(iii) Waiver of Specified Premium Rider.(**Filed June 5, 1996)

1.A(5)(a)(iv)  Accidental Death Benefit Rider.(*Filed January 8, 1996)

1.A(5)(a)(v)   Children Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(a)(vi)  Spouse Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(a)(vii) Change of Insured Rider.(**Filed June 5, 1996)

1.A(5)(a)(viii)Death Benefit Guarantee Rider.(**Filed June 5, 1996)

1.A(5)(a)(ix)  Salary Increase Rider.(**Filed June 5, 1996)

1.A(5)(a)(x)   Extra Protection Increase Rider.(**Filed June 5, 1996)

1.A(5)(a)(xi)  Accounting Benefits Rider.(*Filed January 8, 1996)

1.A(5)(a)(xii) Extended Coverage Rider.(*Filed June 5, 1996)

1.A(5)(a)(xiii)Accelerated Benefits Rider.(*Filed January 8, 1996)

1.A(5)(b)      Form of PrinFlex Life Insurance Policy - Unisex Version.
               (**Filed June 5, 1996)

1.A(5)(b)(i)   Accidental Death Benefit Rider.(**Filed January 8, 1996)

1.A(5)(b)(ii)  Children Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(b)(iii) Spouse Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(b)(iv)  Change of Insured Rider.(**Filed June 5, 1996)

1.A(5)(b)(v)   Death Benefit Guarantee Rider.(**Filed June 5, 1996)

1.A(6)(a)      Articles of Incorporation, as Amended of Principal Life
               Insurance Company.@@

1.A(6)(b)      By-laws of Principal Life Insurance Company.@@

1.A(10)        Form of Application for PrinFlex Life Insurance Policy.
               (*Filed January 8, 1996)@@

1.A(10)(b)     Form of Supplemental Application for PrinFlex Life Insurance
               Policy.(**Filed June 5, 1996)

2. Opinion and consent of G.R. Narber, Senior Vice President and General Counsel of Principal Life Insurance Company.
               (*Filed January 8, 1996)

3. No financial statements will be omitted from the prospectus pursuant to Instruction 1(b) or (c) or Part I.

4.             Not applicable.

5.             Not applicable.

6.             Consent of Ernst & Young LLP.=

7. Description of Issuance, Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii).(***Filed October 23, 1996)

8.             Powers of Attorney of Directors of Principal  Life
               Insurance Company.(*, ***, +, ++, =)

9.             Opinion and consent of Lisa Butterbaugh, Associate Actuary.=


---------------------------
  * Filed by Initial Filing.
 ** Filed by Amendment No. 1.
*** Filed by Amendment No. 2.
  @ Filed by Amendment No. 3.
+   Filed by Amendment No. 6.
++  Filed by Amendment No. 7.
@@  Filed by Amendment No. 8.
=   Filed by Amendment No. 9.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Life Insurance Company Variable Life Separate Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Des Moines and State of Iowa, on the 1st day of March, 2001



                          PRINCIPAL LIFE INSURANCE COMPANY
                          VARIABLE LIFE SEPARATE ACCOUNT
                                      (Registrant)


                          By:  PRINCIPAL LIFE INSURANCE COMPANY
                                      (Depositor)


                                  /s/ D. J. Drury
                          By ______________________________________________
                             D. J. Drury
                             Chairman

Attest:

/s/ Joyce N. Hoffman
-----------------------------------
Joyce N. Hoffman
Senior Vice President and
  Corporate Secretary


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                          Title                           Date

/s/ D. J. Drury                Chairman and                   March 1, 2001
--------------------           Director
D. J. Drury


/s/ D. C. Cunningham           Vice President and             March 1, 2001
--------------------           Controller (Principal
D. C. Cunningham               Accounting Officer)


/s/ M. H. Gersie               Executive Vice President and    March 1, 2001
--------------------           Chief Financial Officer
M. H. Gersie                   (Principal Financial Officer)


  (B. J. Bernard)*             Director                       March 1, 2001
--------------------
B. J. Bernard


  (J. Carter-Miller)*          Director                       March 1, 2001
--------------------
J. Carter-Miller


  (C. D. Gelatt, Jr.)*         Director                       March 1, 2001
--------------------
C. D. Gelatt, Jr.


  (J. B. Griswell)*            Director                       March 1, 2001
--------------------
J. B. Griswell


  (C. S. Johnson)*             Director                       March 1, 2001
--------------------
C. S. Johnson


  (W. T. Kerr)*                Director                       March 1, 2001
--------------------
W. T. Kerr


  (L. Liu)*                    Director                       March 1, 2001
--------------------
L. Liu


  (V. H. Loewenstein)*         Director                       March 1, 2001
--------------------
V. H. Loewenstein


  (R. D. Pearson)*             Director                       March 1, 2001
--------------------
R. D. Pearson


  (F. F. Pena)*                Director                       March 1, 2001
--------------------
F. F. Pena


  (J. R. Price)*               Director                       March 1, 2001
--------------------
J. R. Price, Jr.


  (D. M. Stewart)*             Director                       March 1, 2001
--------------------
D. M. Stewart


  (E. E. Tallett)*             Director                       March 1, 2001
--------------------
E. E. Tallett


  (F. W. Weitz)*               Director                       March 1, 2001
--------------------
F. W. Weitz


                           *By    /s/ David J. Drury
                                  ------------------------------------
                                  David J. Drury
                                  Chairman

                                  Pursuant to Powers of Attorney
                                  Previously Filed or Included Herein

                                    EXHIBITS

                                  EXHIBIT INDEX


                                                                                            Page Number in
                                                                                         Sequential Numbering
Exhibit No.                          Description                                      Where Exhibit Can Be Found

  1.A(1)                             Resolution of Executive Committee                             *
                                     of Board of Directors of Depositor
                                     establishing Variable Life Separate
                                     Account.

  1.A(3)(a)                          Distribution Agreement Between                                *
                                     Depositor and Principal Underwriter.

  1.A(3)(a)(i)                       Form of Selling Agreement.                                    *

  1.A(3)(b)                          Registered Representative Agreement.                          *

  1.A(3)(c)                          Schedule of Sales Commissions.                                *

  1.A(5)(a)                          PrinFlex Life Policy.                                         *

  1.A(5)(a)(i)                       Cost of Living Increase Rider.                                *

  1.A(5)(a)(ii)                      Waiver of Monthly Policy Charge Rider.                        *

  1.A(5)(a)(iii)                     Waiver of Specified Premium Rider.                            *

  1.A(5)(a)(iv)                      Accidental Death Benefit Rider.                               *

  1.A(5)(a)(v)                       Children Term Insurance Rider.                                *

  1.A(5)(a)(vi)                      Spouse Term Insurance Rider.                                  *

  1.A(5)(a)(vii)                     Change of Insured Rider.                                      *

  1.A(5)(a)(viii)                    Death Benefit Guarantee Rider.                                *

  1.A(5)(a)(ix)                      Salary Increase Rider.                                        *

  1.A(5)(a)(x)                       Extra Protection Increase Rider.                              *

  1.A(5)(a)(xi)                      Accounting Benefits Rider.                                    *

  1.A(5)(a)(xii)                     Extended Coverage Rider.                                      *

  1.A(5)(a)(xiii)                    Accelerated Benefits Rider.                                   *

  1.A(5)(b)                          PrinFlex Life Policy - Unisex Version.                        *

  1.A(5)(b)(i)                       Accidental Death Benefit Rider.                               *

  1.A(5)(b)(ii)                      Children Term Insurance Rider.                                *

  1.A(5)(b)(iii)                     Spouse Term Insurance Rider.                                  *

  1.A(5)(b)(iv)                      Change of Insured Rider.                                      *

  1.A(5)(b)(v)                       Death Benefit Guarantee Rider.                                *

  1.A(6)(a)                          Articles of Incorporation, as Amended,                        *
                                     of Depositor.

  1.A(6)(b)                          By-laws of Depositor.                                         *

  1.A(10)                            Form of Application for the PrinFlex                          *
                                     Life Policy.

  1.A(10)(a)                         Form or Supplemental Application                              *
                                     For the PrinFlex Life Policy.

  2                                  Opinion and consent of G.R. Narber,                           *
                                     Senior Vice President and General
                                     Counsel.

  6                                  Consent of Ernst & Young LLP                                  14

  7                                  Description of Issuance, Transfer and Redemption              *
                                     Procedurespursuant to Rule 6e-3(T)(b)(12(iii).

  8                                  Powers of Attorney of Directors of                            15
                                     Principal Life Insurance Company.

  9                                  Opinion and consent of Lisa Butterbaugh,                      16
                                     Associate Actuary.


*  Previously filed.
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